OMB APPROVAL

OMB Number: 3235-0570
Expires: January 31, 2017
Estimated average burden
hours per response……20.6

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01743

The Alger Funds II
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1. REPORT(S) TO STOCKHOLDERS.

Go Paperless With Alger Electronic Delivery Service
Alger is pleased to provide you with the ability to access regulatory materials online.
When documents such as prospectuses and annual and semi-annual reports are available, we’ll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Shareholders' Letter April 30, 2015

Dear Shareholders,

Market Rally Continues as Skeptics Cling to Pessimistic View
Pundits for many years have incorrectly opined that equity markets, both in the United States and abroad, would collapse, even as stocks have continued to generate strong returns. It’s puzzling that skeptics and critics on almost any topic seem to be positioned as the smarter or wiser voices in the room. And yet, those who have been skeptical of equity markets have been wrong in meaningful ways, unlike optimists, including Alger. Indeed, the equity rally following the market lows of March of 2009 has continued, with the S&P 500 index gaining
4.40% for the six-month reporting period ended April 30 of this year. International equities also advanced during the reporting period, with the MSCI ACWI ex USA Index gaining
5.80% and the MSCI Emerging Markets Index returning 4.04%.

Market Volatility
In the U.S., investor sentiment was supported by strong corporate fundamentals, merger and acquisition activity, low interest rates, a strengthening labor market, and expectations that consumer spending could increase as low oil and gasoline prices reduce Americans’ energy bills. Yet, markets were volatile during the reporting period, with the S&P 500 producing 12 declines of more than 1%. In comparison, the six-month period ended October 31, 2014, generated only eight declines of more than 1%.

Early in the reporting period ended April 30, the potential for declining oil prices to crimp energy producers’ earnings and cause industrial businesses to cut capital expenditures weighed upon investor sentiment. At other times, investors grew concerned that a combination of uneven global economic growth and a strong U.S. dollar could curtail America’s exports.
Expectations that the Federal Reserve would raise interest rates this year also weighed upon investor sentiment. Rather than react quickly to day-by-day changes in investor sentiment, we remained focused on our research-driven strategy that seeks attractive companies that have strong potential to grow their earnings. We held to our belief that equities have potential for generating attractive returns.

Oil Prices Jar Investors
From September of 2013 to the start of the six-month reporting period, the price of West
Texas Intermediate crude (WTI) dropped abruptly from $109.62 to $78.77 a barrel, a result of growing oil production in U.S. shale reserves, a strengthening U.S. dollar, and moderating global energy demand. The price decline continued during the reporting period, with WTI hitting a low of $43.39 in mid-March. At times, the price declines sparked equity selloffs as investors grew fearful that the adverse impact of cheap oil on energy company profits could expand to other industries and hinder U.S. economic growth. Concerns over oil companies, of course, were warranted, with fourth-quarter earnings for the S&P 500 energy sector declining 22.1%, according to FactSet Research Systems, Inc. At the end of January,
furthermore, first-quarter energy earnings were forecasted to decline 54%, according to consensus estimates compiled by FactSet. It appears that fears that the impact of cheap oil would extend to other industries may have been overblown, with first-quarter ex-energy earnings having grown 6.8% among S&P 500 companies that had reported results by the end of the reporting period, according to FactSet.

Rather than quickly sell energy holdings, we assessed if individual companies could mitigate the impact of low oil prices on earnings by reducing capital expenditures or reducing other expenses. While we acknowledged that industries that support energy companies could experience declining revenues as petroleum companies curtail new projects, we continued
to believe that low oil costs could create growth opportunities for consumer companies and stimulate the U.S. economy. Indeed, savings at the gasoline pump this year could give U.S.
consumers an additional $100 billion to $200 billion in disposable income and also help keep
U.S. food costs down by decreasing trucking expenses, according to Goldman Sachs and the Wall Street Journal. Low oil prices are also helping energy-intensive industries, such as airlines, cut fuel expenses and grow earnings. With that in mind, Goldman Sachs estimates that lower energy costs could increase U.S. economic growth by 0.2% to 0.5% this year.

Global Economic Growth and a Strengthening U.S. Dollar
Investors also anticipated that uneven global economic growth and a strong U.S. dollar would hurt the earnings of American exporters and U.S. multinational companies. Indeed, prior to the first-quarter earnings season, analysts estimated that S&P 500 profits would decline 5.8% because the strongest U.S. dollar in 12 years would hinder exporting. That concern appeared to be validated when Monsanto Company, FedEx Corp., Oracle Corp.,
Adobe Systems, Inc., and a handful of other corporations that are usually among the first to report quarterly results said currency had been a major headwind. The World Bank also played a role in dampening investors’ outlook for U.S. exports when it forecasted that the global economy will grow only 3% this year compared to its earlier forecast of 3.4%.

At Alger, our fundamental research-driven investment strategy seeks to understand risks, including the potential for adverse currency exchange rates that may affect our holdings.
Rather than hastily sell equities of U.S. exporters, we continued to monitor portfolio holdings while assessing if each individual company could take actions, such as cutting expenses, to help offset the impact of a strong U.S. dollar. As it turns out, investors’ reactions to the strong U.S. dollar may have been excessive, with S&P 500 first-quarter ex-energy earnings climbing 6.8% as previously noted.

Weak economic growth abroad, of course, is challenging for U.S. exporters. While the eurozone economy is showing signs of improving, its growth is expected to limp along at
1.5% for 2015, according to the International Monetary Fund. Russia’s economy, meanwhile, is struggling with declining revenues from energy exports and sanctions that seek to punish the country for its annexation of the Crimea section of Ukraine, and the World Bank expects Russia’s economy to contract 3.8% this year. In the Pacific, the Bank of Japan has lowered its forecasted annual GDP rate to 2.0% from 2.1%, and in China, a housing slump and weakening growth of exports has been causing economic growth to moderate. After having grown 7.4% in 2014, the country’s economy is estimated to have grown only 7% in the first quarter.

Yet, we maintain that a strong U.S. dollar, while being a headwind in the near term for American exporters, is likely to stimulate global economic growth by supporting manufacturing abroad. A strong dollar makes U.S. goods more expensive in the global marketplace, which gives exporters in countries with weaker currencies a competitive advantage. At the same time, consumers in foreign countries will be more likely to purchase locally manufactured goods as currency exchange rates make U.S. products more expensive. Central banks in many countries, furthermore, are continuing to roll out monetary stimulus. Among other measures, the eurozone is in the midst of a 1 trillion euro ($1.12 trillion) quantitative easing program that involves purchasing securities to pump cash into the economy and keep interest rates low. The Bank of Japan, for its part, is plowing 80 trillion yen, or the equivalent of $668 billion, annually into the economy with quantitative easing. Russia, while falling short of embracing quantitative easing, remains committed to more traditional forms of monetary stimulus and China continues to take action to support economic growth. It has published a definitive plan for the One Belt One Road strategy, which among other initiatives, seeks to encourage trade by improving infrastructure for global transportation.
China has also launched a coordinated agency response to reduce administrative measures for the housing sector. The People’s Bank of China, meanwhile, has continued working on interest rate deregulation and it has lowered policy rates.

From a broader perspective, central banks across emerging markets have generally maintained accommodative policies. We note that emerging markets’ earnings growth is expected to hover above 12% this year. In addition, the price-to-earnings discount of emerging markets to developed markets, while narrowing to less than 30% by the end of the reporting period, is still excessive in our opinion. We believe a 10% to 12% discount is more appropriate.
Growth of foreign countries’ economies, we maintain, will be an important tailwind for U.S.
corporations. For now, however, it is primarily the U.S. that is serving as a driver of global economic growth.

Federal Reserve Policies
With the Federal Reserve having concluded its asset purchase program, investors have been anticipating when the central bank will increase the Fed Funds rate from the current record low target which is now 0% to 0.25%. Fed officials have emphasized that they will patiently wait for the economy to be strong enough to withstand a rate increase. Despite those comments, investors continued to grow cautious and sold U.S. equities when favorable economic data validated fears that a rate hike was approaching. At Alger, our research-driven strategy seeks to understand how our portfolio holdings manage risk, including interest rates. Strong companies with healthy balance sheets and potential to grow their earnings, we maintain, may be less susceptible to the adverse impacts of higher interest rates, including increased financing costs. Interest rate increases, furthermore, are likely to be moderate.
With low interest rates in many countries and widening spreads between foreign and U.S.
bonds, investors abroad who are seeking income-producing securities are likely to turn to
America’s fixed-income market. We believe that the flow of assets to U.S. fixed-income securities is likely to support bond prices and keep interest rates down.

Economic Growth
Investors also reacted to the uneven growth of the U.S. economy. According to preliminary data, the country’s economy grew at a disappointing 0.2% annualized-growth rate during the first quarter of this year compared to the 2.2% rate for the last three months of 2014. In reacting to the news, the Federal Reserve maintained that “transitory factors” were partially to blame. Indeed, severe winter weather, a strong U.S. dollar, declining oil prices, and labor issues at West Coast ports are believed to have hurt economic growth. We maintain that the economic recovery is stronger than commonly believed. So far, shoppers appear to have had a subdued reaction to lower gasoline prices, with retail spending increasing only 1.9% in the first quarter. Going forward, a combination of low gasoline prices and a strengthening labor market is likely to support shoppers’ willingness to spend, which is significant since consumer spending represents roughly 70% of U.S. GDP. We are encouraged to have seen seasonally adjusted unemployment decline from a Great Recession high of 10% to 5.5% as of February and March, and first quarter wages and salaries increase 0.7% after increasing
0.6% in the fourth quarter.

Reasons for Optimism
We believe that a strengthening U.S. economy will continue to provide fertile ground for corporations to grow their earnings and that merger and acquisition activity, shareholder activism, and strong corporate fundamentals are likely to support equities during the foreseeable future. In the aftermath of the subprime mortgage crisis, U.S. corporations have been disciplined with their spending as they continue to grow their earnings. As a result, cash levels held in the U.S. by nonfinancial companies totaled $1.73 trillion at the end of
2014, a 117% increase from 2007, according to estimates from Moody’s and MarketWatch.
With large cash balances, corporations are completing mergers and acquisitions at a rapid pace. After declining to $78.8 billion as of January, deal volume increased to $190.4 billion as of March, according to FactSet Research Systems. In addition to supporting valuations, mergers and acquisitions can potentially help companies grow their earnings by expanding the lineup of products and services that can be distributed with existing sales networks.

It is our belief that shareholder activism is also a significant factor that will continue to support equity valuations. Activists force companies to be efficient with operations and capital, which puts executives under increased pressure to perform and make decisions that benefit shareholders. Activists have targeted some of the biggest companies, such as Procter
& Gamble Co., Apple, Inc., PepsiCo, Inc., Microsoft Corp., and eBay, Inc. and are likely to ramp up their efforts—at the end of 2014, activist funds held about $120 billion in assets, up 269% over the past five years, according to Corporate Compliance Insights.

With strong corporate fundamentals, meanwhile, businesses are providing additional support to their stock valuations by returning cash to investors through dividends and stock buybacks. In the first quarter, dividend net increases (or dividend increases minus decreases)
increased $12.6 billion, according to S&P Dow Jones Indices. The growth rate trailed the
$17.9 billion increase during the first quarter of 2014, but S&P Dow Jones Indices still expects dividend payments to set a new record this year. Stock buybacks are also continuing at a record pace. In April, U.S. companies announced $141 billion in authorized stock buyback programs, which was the highest monthly number ever recorded and a 121% year-
over-year increase, according to Birinyi Associates.

Going Forward
We believe that equities, over time, are likely to generate attractive returns, although market volatility will continue. We maintain that investment managers who use research-driven strategies can potentially find leading businesses that are well prepared to benefit from large-
scale global trends, such as the rising value of the U.S. dollar, rapidly declining oil prices, quantitative easing abroad, and other forms of monetary stimulus. At the same time, trends within industries, such as medical breakthroughs, the rising use of the Internet, and growing demand for residential and industrial real estate, are creating new opportunities for leading businesses to grow their earnings. With that in mind, we will remain committed to using our research-driven investment strategy to produce attractive returns for our clients.

Portfolio Matters
Alger Spectra Fund

The Alger Spectra Fund returned 7.46% for the six-month period ended April 30, 2015, compared to the 6.59% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health
Care. The largest sector overweight was Health Care and the largest sector underweight was
Consumer Staples. Financials, Health Care, and Information Technology sectors provided the largest contributions to relative performance, while Consumer Staples detracted from results.

For the reporting period, the Fund’s average portfolio allocation to long positions, which was increased by leverage, was 101.48% of assets. In aggregate, long positions contributed approximately 7.69% to performance. The Fund’s average allocation to short positions was
-3.71%. The short positions detracted approximately 0.23% from performance.

Among the most important relative contributors were Actavis PLC.; The Blackstone Group
LP.; NXP Semiconductors NV; Avago Technologies Ltd.; and CVS Caremark Corp. Shares
of Actavis performed strongly during the first quarter of 2015. Actavis develops generic and branded products for oncology, women’s health, and other medical needs. The company’s acquisitions of Forest Laboratories, Inc.; Furiex Pharmaceuticals, Inc.; and Allergan,
Inc. have resulted in increased earnings and revenues estimates, thereby supporting the performance of Actavis stock. The acquisitions, furthermore, have increased the company's exposure to higher-margined drugs, especially dermatology products Botox and Juvederm and eye care product Restasis. Actavis has also received Food and Drug Administration approvals for several new drugs that have significant market potential.

Conversely, detracting from overall results on a relative basis were Kraft Foods Group, Inc.;
Oracle Corp.; Gilead Sciences, Inc.; and Microsoft Corp. Also detracting from performance was AbbVie, Inc. The company is developing treatments for rheumatoid arthritis, psoriasis, hepatitis C, Crohn's disease, and Parkinson's disease. Concerns that the company’s hepatitis
C treatment would lose market share to products from Gilead Sciences, Inc. hurt the performance of AbbVie stock. In addition, AbbVie announced it will acquire Pharmacyclics,
Inc. for more than $21 billion, a price that many investors believe is too expensive.

Among short positions, NetSuite, Inc. was a top contributor to performance. The company provides cloud-based software for small- and medium-size businesses. It generated a loss in 2014 with revenues falling short of expenses. During the reporting period, NetSuite management forecast first-quarter and full-year earnings that fell slightly below consensus expectations. Short selling entails selling borrowed stock with the goal of buying the stock in the future to return the security to the lender. As the price of NetSuite declined, the portfolio’s cost of purchasing the stock declined, resulting in the position having a positive impact on performance.

Short position Express Scripts Holding Company, however, detracted from results. The company is a leading pharmacy benefits manager that offers services that help contain pharmaceutical costs for large employers. Performance of Express Scripts shares strengthened after the company’s management team said it was raising its outlook for client retention despite a very price competitive environment. As the share price increased,

the portfolio’s cost of purchasing the stock also increased, resulting in the short position detracting from results.

Alger Green Fund
The Alger Green Fund returned 5.42% for the six-month period ended April 30, 2015, compared to the 6.59% return of the Russell 3000 Growth Index.

During the period, the largest sector weightings were Information Technology and
Consumer Discretionary. The largest sector overweight was Industrials and the largest sector underweight was Health Care. Relative outperformance in the Utilities and Industrials sectors was the most important contributor to performance, while Health Care and
Consumer Staples were among sectors that detracted from results.

Among the most important relative contributors were TerraForm Power, Inc., Cl. A;
SunEdison, Inc.; Aetna, Inc.; Harman International Industries, Inc.; and Acuity Brands,
Inc. Performance of Acuity stock strengthened after the company’s management team said increased manufacturing efficiency and strong sales of light emitting diodes drove strong quarterly results. Acuity develops and distributes a variety of lighting products, including components, power supplies, and integrated systems for commercial and residential applications.

Conversely, detracting from overall results on a relative basis were EnerNOC, Inc.; Alibaba
Group Holding Ltd.; Johnson & Johnson; and Tesla Motors, Inc. Shares of consumer packaged-goods company Procter & Gamble Co. also detracted from results. The company offers products under brands such as Tide, Pampers, Pantene, Crest and Gillette.
Disappointing economic conditions in Europe, South America, and China have pressured sales and earnings while the soaring U.S. dollar has resulted in significant currency losses.

Alger Analyst Fund
The Alger Analyst Fund returned 5.04% for the six-month period ended April 30, 2015, compared to the 7.77% return of the Russell Midcap Growth Index.

During the period, the largest sector weightings were Consumer Discretionary and
Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Health Care. Relative outperformance in a handful of sectors including Consumer Discretionary, Energy, and Materials was the most important contributor to performance, while Health Care and Consumer Staples were among sectors that detracted from results.

Among the most important relative contributors were CoStar Group, Inc.; Jarden Corp.; The
Sherwin-Williams Co.; and Delphi Automotive PLC. Shares of cruise line operator Royal
Caribbean Cruises Ltd. also supported performance. The company has been experiencing an increase in cruise booking, including cruises to ports in Europe, China, and the Caribbean.

Conversely, detracting from relative performance were Aerie Pharmaceuticals, Inc.; Pacira
Pharmaceuticals, Inc.; MGM Resorts International; and Pharmacyclics, Inc. Eagle Materials,
Inc., which is a domestic manufacturer of gypsum wallboard, cement, recycled paperboard, aggregates, concrete, and sand for oil and natural gas wells that use hydraulic fracturing, also detracted from results. During the reporting period, investors became concerned that low oil prices would cause energy companies to curtail hydraulic fracturing, which could reduce demand for fracturing sand.

Alger Dynamic Opportunities Fund
The Alger Dynamic Opportunities Fund returned 3.19% for the six-month period ended
April 30, 2015, compared to the 4.40% return of the Fund’s benchmark, the S&P 500 index.

The Fund uses a strategy that includes long and short positions. The strategy seeks to generate market-like returns over long-term periods, generally threeto five years, while limiting the impact upon performance of market downturns. During shorter-term periods, such strategies may underperform when markets generate strong gains, perform in line or modestly outperform when markets are flat, and outperform when markets decline.

During the reporting period, the Fund’s long exposure increased from 66.50% to 68.18%
of assets. The Fund’s average long exposure was 68.14%. Long positions, in aggregate, performed roughly in line with the Fund’s benchmark and had an approximately 3.17%
contribution to absolute performance. Short positions decreased from -16.30% of assets to -12.74%. The average allocation to short position was -15.69%. Short positions trailed the performance of the Fund’s benchmark and detracted 0.49% from performance. Net exposure, which is the difference between long and short exposure, averaged 81.02%.

During the period, the largest sector weightings were Information Technology and Health
Care. The largest sector overweight was Health Care and the largest sector underweight was
Financials. Relative outperformance in the Information Technology and Energy sectors was the most important contributor to performance, while Consumer Discretionary and
Consumer Staples were among sectors that detracted from results.

Among the most important relative contributors were The Blackstone Group LP.;
Pharmacyclics, Inc.; Habit Restaurants, Inc.; NXP Semiconductors NV; and Intercept
Pharmaceuticals, Inc. Netherlands-domiciled NXP manufactures components for radio frequency, power management, and digital processing. Its products are used in smartphones, including the iPhone. The shares performed strongly on expectations that growing sales of the iPhone would support demand for NXP products that enable the smartphone to provide digital payment services. Investors also reacted favorably to news that NXP will merge with
Freescale Semiconductor Ltd. because the deal could potentially result in significant revenue and cost-saving synergies.

Conversely, detracting from relative performance were Apple, Inc.; Tenet Healthcare
Corporation; Insulet Corp.; and Halliburton Company. Shares of Precision Castparts
Corp. also detracted from results. The company manufactures metal components for a wide variety of applications, including aircraft, gas turbines, and oil and natural gas wells.
It also manufactures fasteners used in aviation and other industries. Precision Castparts stock performance weakened after the company reduced year-ahead guidance. Management expects aviation customers to reduce their stock of aircraft components, while low oil and gas prices have led to reduced demand for energy-industry products.

Among short positions, NetSuite, Inc. was a top contributor to performance for reasons described in the Alger Spectra Fund discussion.

Short position Express Scripts Holding Company, however, detracted from results for reasons described in the Alger Spectra Fund discussion.

Alger Emerging Markets Fund
The Alger Emerging Markets Fund returned 3.60% for the six-month period ended April
30, 2015, compared to the 4.04% return of its benchmark, the MSCI Emerging Markets
Index.

During the reporting period, the largest sector weightings were Financials and Information
Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Energy. Relative outperformance in the Consumer Discretionary and Industrials sectors was the most important contributor to performance, while Financials and Information Technology detracted from results.

Stock selection resulted in India, Brazil, South Korea, and Hong Kong providing the greatest contributions to relative performance, while Columbia, Mexico, Taiwan, and Poland were among countries that detracted from results.

Among the most important relative contributors were Cheil Industries, Inc.; Luxoft Holding,
Inc.; CJ CGV Co. Ltd.; and Ping An Insurance (Group) Company of China Ltd., Cl. H. Shares
of China South Locomotive and Rolling Stock Corp. also contributed to performance. The company produces locomotive equipment and rolling stock and it provides related services.
Trading of its shares and the shares of various other railway-related companies was halted in late October pending a mega-merger with China CNR Corporation, the equivalent rail group for northern China. The shares reopened on the last day of the year with China South
Locomotive stock soaring, in part due to optimism over the merger. In addition, the outlook for orders from both the mainland and from overseas remains promising with additional railway capital expenditures having been announced.

Conversely, detracting from overall results on a relative basis were Pacific Rubiales Energy
Corp.; GAEC Educacao SA; Alfa S.A.B. de C.V. Cl. A; and Mexichem SAB de CV. Shares of
Qiwi PLC also detracted from results. Qiwi is a Russian payments provider. The company posted stronger-than-expected third-quarter results, but investors became concerned that the weakening ruble could impact future discretionary consumption, which could dampen
e-commerce, consumer credit, and money remittances that account for the bulk of Qiwi’s revenues.

As always, we strive to deliver consistently superior investment results to you, our shareholders, and we thank you for your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.

The following companies represented the stated percentages of Fred Alger Management,
Inc. assets under management as of April 30, 2015: FactSet Research Systems, Inc., 0.00%;
Empirical Research Partners, 0.00%; Goldman Sachs Group, 0.00%; Monsanto Co., 0.00%;
FedEx Corp., 0.00%; Oracle Corp, 0.00%; Adobe Systems, Inc., 0.74%; Bloomberg LP,
0.00%; Procter & Gamble Co., 0.00%; Apple, Inc., 5.23%; PepsiCo, Inc., 0.79%; Microsoft
Corp., 1.31%; eBay, Inc., 0.01%; Forest Laboratories, Inc., 0.00%; Furiex Pharmaceuticals,
Inc., 0.00%; Allergan, Inc., 0.00%; Gilead Sciences, Inc., 1.57%; Pharmacyclics, Inc., 0.25%;
China CNR Corporation, 0.00%; Freescale Semiconductor Ltd., 0.06%; Merck & Co., Inc.,
0.00%.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless proceeded or accompanied by an effective prospectus for the fund. Fund performance returns represent the six-month period return of Class
A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2015. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the fiscal period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Investing in foreign securities involves additional risk (including currency risk, risks related to political, social or economic conditions, and risks associated with foreign markets, such as increased volatility, limited liquidity, less stringent regulatory and legal system, and lack of industry and country diversification), and may not be suitable for all investors. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and different auditing and legal standards.

Foreign currencies are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Some of the countries where a fund can invest may have restrictions that could limit the access to investment opportunities.
The securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies. Investing in emerging markets involves higher levels of risk, including increased information, market, and valuation risks, and may not be suitable for all investors.

Funds that participate in leveraging are subject to the risk that the cost of borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the fund’s net asset value can decrease more quickly than if the fund had not borrowed. The Alger Spectra Fund and the Alger Dynamic
Opportunities Fund may engage in short sales, which presents additional risk. To engage in a short sale, a fund arranges with a broker to borrow the security being sold short. In order to close out its short position, a fund will replace the security by purchasing the security at the price prevailing at the time of replacement. The fund will incur a loss if the price of the security sold short has increased since the time of the short sale and may experience a gain if the price has decreased since the short sale.

The Alger Green Fund's environmental focus may limit the investment options available to the Fund and may result in lower returns than returns of funds not subject to such investment considerations. For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Funds II call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• The S&P 500 is an unmanaged index generally representative of the U.S.
stock market without regard to company size.
• The MSCI Emerging Markets Index is a free float-adjusted market capital-
ization index that is designed to measure equity market performance in the global emerging markets.
• The MSCI ACWI ex USA Index is a market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the
United States.
• The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000
Index companies with higher price-to-book ratios and higher forecasted growth values.
• The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
• The Russell Midcap Growth Index measures the performance of the mid-
cap growth segment of the U.S. equity universe. It includes those Russell
Midcap Index companies with higher price-to-book ratios and higher fore-
casted growth values.
• Empirical Research Partners LLC is a broker-dealer that provides research on a range of topics of interest to institutional investors.
• FactSet Research Systems is a multinational financial data and software com-
pany.
• Goldman Sachs is a global investment banking, securities and investment management firm.
• Bloomberg provides business and financial information, data, news, and in-
sight.
• Moody’s provides credit ratings, financial research, tools and analysis.
• Birinyi Associates, Inc. is a money management and research firm.
• MarketWatch operates a financial information website that provides business news, analysis, and stock market data.
• S&P Dow Jones Indices provides investable and benchmark indices to the financial markets.

• Corporate Compliance insights is a professionally designed and managed fo-
rum dedicated to online discussion and analysis of corporate compliance, risk assessment, ethics, audit, and corporate governance topics.

The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Alger Spectra Fund’s Class A shares performance prior to September 23, 2008 is that of the fund’s Class N shares, adjusted to reflect applicable sales charges and operating expenses.

FUND PERFORMANCE AS OF 3/31/15 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS

Alger Spectra Class A	12.11%	14.61%	13.27%
Alger Spectra Class C*	16.44%	14.99%	13.06%
Alger Spectra Class I†	18.35%	15.90%	13.97%

	1 YEAR	5 YEARS	Since 12/29/2010

Alger Spectra Class Z	18.64%	n/a	16.44%

* Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, adjusted to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Historical performance prior to September 24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

Alger Green Fund’s Class A shares performance figures prior to January 12, 2007, are those of the Alger
Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the
Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green
Institutional Fund. The predecessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green Institutional Fund became the Alger Green Fund.

FUND PERFORMANCE AS OF 3/31/15 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Green Class A (Inception 12/4/00)	2.94%	9.63%	8.19%	1.65%
Alger Green Class C (Inception 9/24/08)*	6.98%	9.97%	n/a	8.23%
Alger Green Class I (Inception 9/24/08)†	8.80%	10.84%	n/a	9.05%

Alger Analyst Class A (Inception 3/30/07)	6.09%	11.70%	n/a	7.04%
Alger Analyst Class C (Inception 9/24/08)*	10.21%	12.15%	n/a	7.00%
Alger Analyst Class I (Inception 9/24/08)†	11.93%	12.91%	n/a	7.75%

Alger Dynamic Opportunities Class A (Inception 11/2/09)	2.26%	5.18%	n/a	5.97%
Alger Dynamic Opportunities Class C (Inception
12/29/10)‡	6.17%	5 53%	n/a	6.22%
Alger Dynamic Opportunities Class Z (Inception 12/29/10)	8.31%	n/a	n/a	6.96%

Alger Emerging Markets Class A (Inception 12/29/10)	(5.62)%	n/a	n/a	(2.69)%
Alger Emerging Markets Class C (Inception 12/29/10)	(2.09)%	n/a	n/a	(2.29)%
Alger Emerging Markets Class I (Inception 12/29/10)	(0.43)%	n/a	n/a	(1.59)%
Alger Emerging Markets Class Z (Inception 2/28/14)	0.11%	n/a	n/a	(0.20)%

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
‡ Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to December
29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Spectra Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2015. The figures for the Alger Spectra Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Spectra Fund Class
C, Class I and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5YEARS	10YEARS	12/31/1974
Class A (Inception 7/28/69)	12.46%	14.39%	13.65%	16.02%
Class C (Inception 9/24/08)*	16.75%	14.77%	13.43%	15.31%
Class I (Inception 9/24/08)†	18.74%	15.69%	14.34%	16.19%
Russell 3000 Growth Index	16.50%	15.45%	9.69%	n/a

				Since
	1YEAR	5YEARS	10YEARS	12/29/2010
Class Z (Inception 12/29/10)	19.03%	n/a	n/a	15.86%
Russell 3000 Growth Index	16.50%	n/a	n/a	15.20%

ALGER SPECTRA FUND
Fund Highlights Through April 30, 2015 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Class A, C, and I historical performance is calculated from December 31, 1974, the first full calendar year that Fred Alger Management, Inc. was the Fund's investment advisor.
The Fund operated as a closed-end fund from August 23, 1978 to February 12, 1996, during which time the calculation of total return assumes dividends were reinvested at market value. Had dividends not been reinvested, performance would have been lower. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of
Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.
com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER GREEN FUND
Fund Highlights Through April 30, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Green Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell 3000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2015. The figures for the Alger Green Fund Class A and the Russell 3000 Growth Index include reinvestment of dividends. Performance for the Alger Green Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class A (Inception 12/4/00)	4.96%	9.26%	8.49%	1.68%
Russell 3000 Growth Index	16.50%	15.45%	9.69%	4.33%

PERFORMANCE COMPARISON AS OF 4/30/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/4/2000
Class C (Inception 9/24/08)	8.90%	9.55%	n/a	8.20%
Class I (Inception 9/24/08)	10.77%	10.45%	n/a	9.03%
Russell 3000 Growth Index	16.50%	15.45%	n/a	12.94%

ALGER GREEN FUND
Fund Highlights Through April 30, 2015 (Unaudited) (Continued)

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Performance figures prior to January 12,
2007, are those of the Alger Green Institutional Fund and performance prior to October 19, 2006, represents the performance of the
Alger Socially Responsible Growth Institutional Fund Class I, the predecessor fund to the Alger Green Institutional Fund. The pre-
decessor fund followed different investment strategies and had a different portfolio manager. As of January 12, 2007, the Alger Green
Institutional Fund became the Alger Green Fund. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the
Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER ANALYST FUND
Fund Highlights Through April 30, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Analyst Fund
Class A shares, with an initial 5.25% maximum sales charge, and the Russell Midcap Growth Index (an unmanaged index of common stocks) from March 30, 2007, the inception date of the Alger Analyst Fund Class A, through April
30, 2015. The figures for the Alger Analyst Fund Class A and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Analyst Fund Class C and Class I shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/30/2007
Class A (Inception 3/30/07)	6.99%	10.79%	n/a	6.61%
Class C (Inception 9/24/08)*	11.22%	11.24%	n/a	6.56%
Class I (Inception 9/24/08)†	12.92%	11.99%	n/a	7.30%
Russell Midcap Growth Index	16.46%	15.59%	n/a	8.93%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.
† Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to September
24, 2008, inception of the class, is that of the Fund's Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Dynamic
Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the S&P 500 Index and the Blended S&P 500/3-Month London Interbank Offered Rate (“LIBOR”) (an unmanaged indices of common stocks) from November 2, 2009, the inception date of the Alger Dynamic Opportunities Fund Class A, through
April 30, 2015. The figures for the Alger Dynamic Opportunities Fund Class A and the S&P 500 Index and the
Blended S&P 500/LIBOR include reinvestment of dividends. Performance for the Alger Dynamic Opportunities
Fund Class C and Class Z shares will vary from the results shown above due to the operating expenses and the current maximum sales charge of each share class. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/2/2009
Class A (Inception 11/2/09)	3.68%	5.28%	n/a	5.75%
Class C (Inception 12/29/10)*	7.54%	5.61%	n/a	5.98%
S&P 500 Index	12.98%	14.33%	n/a	15.86%
Blended S&P 500 / LIBOR	6.53%	7.34%	n/a	8.05%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	9.74%	n/a	n/a	6.67%
S&P 500 Index	12.98%	n/a	n/a	14.73%
Blended S&P 500 / LIBOR	6.53%	n/a	n/a	7.47%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER DYNAMIC OPPORTUNITIES FUND
Fund Highlights Through April 30, 2015 (Unaudited) (Continued)

* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to
December 29, 2010, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER EMERGING MARKETS FUND
Fund Highlights Through April 30, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Emerging
Markets Fund Class A shares, with an initial 5.25% maximum sales charge, and the MSCI Emerging Markets Index
(an unmanaged index of common stocks) from December 29, 2010, the inception date of the Alger Emerging
Markets Fund Class A, through April 30, 2015. The figures for the Alger Emerging Markets Fund Class A and the
MSCI Emerging Markets Index include reinvestment of dividends. Performance for the Alger Emerging Markets
Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expense and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5YEARS	10YEARS	12/29/2010
Class A (Inception 12/29/10)	0.82%	n/a	n/a	(1.33)%
Class C (Inception 12/29/10)	4.54%	n/a	n/a	(0.97)%
Class I (Inception 12/29/10)	6.46%	n/a	n/a	(0.23)%
MSCI Emerging Markets Index	8.17%	n/a	n/a	0.89%

				Since
	1YEAR	5YEARS	10YEARS	2/28/2014
Class Z (Inception 2/28/14)	6.89%	n/a	n/a	4.92%
MSCI Emerging Markets Index	8.17%	n/a	n/a	10.18%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2015 (Unaudited)

				Alger Dynamic
SECTORS	Alger Spectra Fund*	Alger Green Fund	Alger Analyst Fund	Opportunities Fund*
Consumer Discretionary	16.3%	22.4%	28.5%	6.2%
Consumer Staples	6.2	7.4	2.7	1.9
Energy	5.0	0.0	9.4	1.8
Exchange Traded Funds	0.0	0.0	0.0	0.2
Financials	8.9	0.9	5.8	4.1
Health Care	19.4	8.3	14.0	12.2
Industrials	8.6	20.4	13.3	4.4
Information Technology	31.2	30.0	18.7	22.6
Market Indices	0.0	0.0	0.0	(0.8)
Materials	1.9	3.0	3.8	0.9
Telecommunication Services	1.3	0.0	1.3	0.4
U.S. Government & Agency	0.0	0.0	0.0	27.7
Utilities	0.8	4.2	0.0	0.9
Short-Term Investments and
Net Other Assets	0.4	3.4	2.5	17.5
	100.0%	100.0%	100.0%	100.0%
	Alger Emerging Markets
COUNTRY	Fund
Brazil	7.2%
Chile	0.9
China	24.6
Colombia	0.8
Egypt	0.5
Hong Kong	1.6
India	9.9
Indonesia	2.4
Malaysia	1.4
Mexico	5.1
Peru	1.0
Philippines	1.2
Poland	0.2
Russia	3.5
South Africa	6.3
South Korea	14.7
Taiwan	10.3
Thailand	1.8
Turkey	1.4
United Arab Emirates	0.7
United Kingdom	1.3
Cash and Net Other Assets	3.2
	100.0%

* Includes short sales as a reduction of sector exposure.
† Based on net assets for each Fund

THE ALGER FUNDS II ALGER SPECTRA FUND
Schedule of Investments April 30, 2015 (Unaudited)

COMMON STOCKS—98.3%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	178,292	$85,580
AEROSPACE & DEFENSE—2.9%
Honeywell International, Inc.+	853,900	86,175,588
Lockheed Martin Corp.	95,700	17,857,620
The Boeing Co.+	187,600	26,890,584
United Technologies Corp.	106,500	12,114,375
		143,038,167
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	271,600	27,303,948
AIRLINES—0.9%
JetBlue Airways Corp.*	213,100	4,374,943
United Continental Holdings, Inc.*	717,599	42,869,364
		47,244,307
ALTERNATIVE CARRIERS—1.3%
Level 3 Communications, Inc.*	661,400	36,998,716
Zayo Group Holdings, Inc.*	989,900	26,281,845
		63,280,561
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
PVH Corp.	190,100	19,646,835
Quiksilver, Inc.*	1,570,123	2,606,404
Under Armour, Inc., Cl. A*	323,200	25,064,160
		47,317,399
APPLICATION SOFTWARE—2.7%
Adobe Systems, Inc.*	597,700	45,461,062
Autodesk, Inc.*	174,100	9,894,103
Mobileye NV*	297,600	13,350,336
Palantir Technologies, Inc., Cl. A*,@	348,292	2,476,356
Salesforce.com, inc.*	892,021	64,956,969
		136,138,826
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
Affiliated Managers Group, Inc.*	46,500	10,515,045
AUTO PARTS & EQUIPMENT—1.8%
Delphi Automotive PLC.	808,100	67,072,300
Lear Corp.	122,700	13,623,381
WABCO Holdings, Inc.*	95,500	11,884,975
		92,580,656
AUTOMOBILE MANUFACTURERS—0.0%
Tesla Motors, Inc.*	7,400	1,672,770
BIOTECHNOLOGY—6.4%
Amgen, Inc.	26,845	4,239,094
Biogen, Inc.*+	193,380	72,310,583
BioMarin Pharmaceutical, Inc.*	196,500	22,017,825
Celgene Corp.*+	254,900	27,544,494
Gilead Sciences, Inc.*+	866,650	87,106,991
Incyte Corp.*	203,100	19,733,196
Intercept Pharmaceuticals, Inc.*	117,512	29,708,209
Pharmacyclics, Inc.*	98,900	25,338,180
Puma Biotechnology, Inc.*	21,970	3,967,343

THE ALGER FUNDS II ALGER SPECTRA FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BIOTECHNOLOGY—(CONT.)
United Therapeutics Corp.*	138,700	$22,149,003
Vertex Pharmaceuticals, Inc.*	59,600	7,347,488
		321,462,406
BREWERS—0.6%
Anheuser-Busch InBev NV#	51,000	6,122,040
Molson Coors Brewing Co., Cl. B	315,100	23,163,001
		29,285,041
BUILDING PRODUCTS—0.6%
Fortune Brands Home & Security, Inc.	246,995	11,015,977
Lennox International, Inc.	177,300	18,786,708
		29,802,685
CABLE & SATELLITE—1.1%
Comcast Corporation, Cl. A	917,740	53,008,662
COMMUNICATIONS EQUIPMENT—0.8%
Arista Networks, Inc.*	432,958	27,713,642
QUALCOMM, Inc.	203,400	13,831,200
		41,544,842
COMPUTER STORAGE & PERIPHERALS—0.1%
SanDisk Corp.	106,400	7,122,416
CONSTRUCTION MATERIALS—0.5%
Martin Marietta Materials, Inc.	25,400	3,623,310
Vulcan Materials Co.	274,600	23,483,792
		27,107,102
CONSUMER FINANCE—0.3%
Discover Financial Services	268,455	15,562,336
DATA PROCESSING & OUTSOURCED SERVICES—3.7%
Alliance Data Systems Corp.*	152,015	45,195,580
Fiserv, Inc.*	356,700	27,679,920
Visa, Inc., Cl. A+	1,703,460	112,513,533
		185,389,033
DEPARTMENT STORES—0.1%
Nordstrom, Inc.	93,600	7,072,416
DRUG RETAIL—2.6%
CVS Caremark Corp.	752,200	74,685,938
Rite Aid Corp.*	902,400	6,957,504
Walgreens Boots Alliance, Inc.	573,550	47,564,502
		129,207,944
FOOD RETAIL—0.8%
The Kroger Co.	363,600	25,055,676
Whole Foods Market, Inc.	314,900	15,039,624
		40,095,300
FOOTWEAR—0.9%
NIKE, Inc., Cl. B	460,500	45,515,820
GENERAL MERCHANDISE STORES—1.4%
Dollar General Corp.	303,000	22,031,130
Dollar Tree, Inc.*	614,600	46,961,586
		68,992,716

THE ALGER FUNDS II ALGER SPECTRA FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE EQUIPMENT—1.3%
Becton Dickinson and Co.	255,100	$35,935,937
DexCom, Inc.*	217,298	14,682,826
Intuitive Surgical, Inc.*	25,900	12,845,882
		63,464,645
HEALTH CARE FACILITIES—1.2%
HCA Holdings, Inc.*	722,149	53,446,247
Universal Health Services, Inc., Cl. B	67,300	7,870,735
		61,316,982
HEALTH CARE SERVICES—0.6%
Omnicare, Inc.	313,400	27,572,932
HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	1,093,100	24,939,077
HOME IMPROVEMENT RETAIL—1.7%
Lowe's Companies, Inc.	879,800	60,583,028
The Home Depot, Inc.	249,596	26,701,780
		87,284,808
HOMEBUILDING—0.2%
Toll Brothers, Inc.*	281,700	10,011,618
HOTELS RESORTS & CRUISE LINES—2.3%
Ctrip.com International Ltd.#*	497,800	31,699,904
Hilton Worldwide Holdings, Inc.*	1,629,019	47,176,390
Norwegian Cruise Line Holdings Ltd.*	190,900	9,260,559
Royal Caribbean Cruises Ltd.+	365,312	24,863,135
		112,999,988
HOUSEWARES & SPECIALTIES—0.4%
Jarden Corp.*	353,750	18,104,925
INDUSTRIAL CONGLOMERATES—1.0%
Danaher Corp.	419,200	34,324,096
General Electric Co.	497,000	13,458,760
		47,782,856
INDUSTRIAL GASES—0.5%
Air Products & Chemicals, Inc.	172,500	24,741,675
INDUSTRIAL MACHINERY—0.5%
Ingersoll-Rand PLC.	398,104	26,211,167
INTERNET RETAIL—2.8%
Amazon.com, Inc.*+	179,900	75,878,222
NetFlix, Inc.*	26,600	14,802,900
Qunar Cayman Islands Ltd.#*	291,300	13,641,579
The Priceline Group, Inc.*	15,300	18,938,493
TripAdvisor, Inc.*	190,503	15,333,586
		138,594,780
INTERNET SOFTWARE & SERVICES—9.6%
Demandware, Inc.*	420,600	25,908,960
Facebook, Inc., Cl. A*+	2,628,315	207,032,373
Google, Inc., Cl. C*+	272,053	146,184,959
GrubHub, Inc.*	910,058	37,467,088
LinkedIn Corp., Cl. A*	99,700	25,137,361

THE ALGER FUNDS II ALGER SPECTRA FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
Yahoo! Inc.*	986,595	$41,994,416
		483,725,157
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley	181,000	6,753,110
The Charles Schwab Corp.	529,000	16,134,500
		22,887,610
IT CONSULTING & OTHER SERVICES—0.5%
Cognizant Technology Solutions Corp., Cl. A*	462,200	27,057,188
LIFE SCIENCES TOOLS & SERVICES—1.1%
Thermo Fisher Scientific, Inc.+	438,274	55,082,276
MANAGED HEALTH CARE—2.8%
Aetna, Inc.	27,700	2,960,299
Cigna Corp.	515,500	64,251,920
Humana, Inc.	352,300	58,340,880
UnitedHealth Group, Inc.	139,424	15,531,834
		141,084,933
MOVIES & ENTERTAINMENT—1.3%
The Walt Disney Co.	614,700	66,830,184
MULTI-LINE INSURANCE—1.4%
American International Group, Inc.	229,900	12,941,071
Hartford Financial Services Group, Inc.	1,388,955	56,627,695
		69,568,766
MULTI-UTILITIES—0.4%
Sempra Energy	166,700	17,698,539
OIL & GAS EQUIPMENT & SERVICES—1.8%
Baker Hughes, Inc.	925,600	63,366,576
Schlumberger Ltd.	87,500	8,278,375
Weatherford International PLC.*	1,378,020	20,050,191
		91,695,142
OIL & GAS EXPLORATION & PRODUCTION—2.7%
Anadarko Petroleum Corp.+	753,651	70,918,559
Devon Energy Corp.	954,000	65,072,340
		135,990,899
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy, Inc.*	331,057	25,322,550
OIL, GAS & CONSUMABLE FUELS—0.3%
The Williams Cos., Inc.	253,300	12,966,427
OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
Bank of America Corp.	2,433,617	38,767,519
Citigroup, Inc.	1,246,800	66,479,376
		105,246,895
PACKAGED FOODS & MEATS—0.5%
Mead Johnson Nutrition Co., Cl. A	239,800	23,001,616
PHARMACEUTICALS—5.7%
Actavis PLC.*+	611,265	172,902,418
Bristol-Myers Squibb Co.	527,500	33,617,575
Mallinckrodt PLC.*	74,500	8,431,910
Mylan NV*	142,700	10,311,502

THE ALGER FUNDS II ALGER SPECTRA FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—(CONT.)
Pacira Pharmaceuticals, Inc.*	59,460	$4,071,821
Shire PLC.	630,438	51,644,802
Teva Pharmaceutical Industries Ltd.#	118,200	7,141,644
		288,121,672
RAILROADS—0.9%
Union Pacific Corp.	424,100	45,052,143
RENEWABLE ELECTRICITY—0.4%
TerraForm Power, Inc., Cl. A	467,630	18,485,414
RESEARCH & CONSULTING SERVICES—0.3%
CoStar Group, Inc.*	64,814	13,249,926
RESTAURANTS—1.4%
Darden Restaurants, Inc.	204,600	13,047,342
McDonald's Corp.	213,237	20,588,032
Starbucks Corp.+	691,060	34,262,755
		67,898,129
SECURITY & ALARM SERVICES—0.7%
Tyco International PLC.	871,321	34,312,621
SEMICONDUCTOR EQUIPMENT—1.2%
Lam Research Corp.	54,675	4,132,337
SunEdison, Inc.*	2,248,500	56,932,020
		61,064,357
SEMICONDUCTORS—3.7%
Altera Corp.	356,040	14,839,747
Avago Technologies Ltd.	385,600	45,068,928
Broadcom Corp., Cl. A	626,000	27,672,330
Micron Technology, Inc.*	1,461,045	41,099,196
NXP Semiconductors NV*	511,721	49,186,623
Samsung Electronics Co., Ltd.	6,500	8,508,880
		186,375,704
SOFT DRINKS—1.0%
PepsiCo, Inc.+	534,515	50,843,067
SPECIALIZED FINANCE—0.6%
McGraw Hill Financial, Inc.	267,200	27,868,960
SPECIALTY CHEMICALS—1.1%
PPG Industries, Inc.	258,200	57,206,792
SPECIALTY STORES—0.8%
Signet Jewelers Ltd.	316,212	42,413,516
SYSTEMS SOFTWARE—2.5%
Microsoft Corp.+	1,679,420	81,686,989
Oracle Corp.	719,700	31,393,314
ServiceNow, Inc.*	164,900	12,344,414
		125,424,717
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.5%
Apple, Inc.+	2,475,985	309,869,523
Western Digital Corp.	187,560	18,332,114
		328,201,637
TOBACCO—0.7%
Altria Group, Inc.	716,100	35,840,805

THE ALGER FUNDS II ALGER SPECTRA FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TRADING COMPANIES & DISTRIBUTORS—1.2%
HD Supply Holdings, Inc.*	1,788,571	$ 59,022,843
TOTAL COMMON STOCKS
(Cost $4,187,513,432)		4,932,911,916
PREFERRED STOCKS—0.7%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	1,537,428	737,965
Choicestream, Inc., Cl. B*,@,(a)	3,765,639	1,807,507
		2,545,472
APPLICATION SOFTWARE—0.2%
Palantir Technologies, Inc., Cl. B*,@	1,420,438	10,099,314
Palantir Technologies, Inc., Cl. D*,@	185,062	1,315,791
		11,415,105
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc.*,@,(a)	2,912,012	13,104,054
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	171,099	7,528,356
TOTAL PREFERRED STOCKS
(Cost $32,736,484)		34,592,987
MASTER LIMITED PARTNERSHIP—2.9%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—2.9%
The Blackstone Group LP.	3,173,069	129,968,907
The Carlyle Group LP.	551,480	16,649,181
		146,618,088
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $120,551,759)		146,618,088
REAL ESTATE INVESTMENT TRUST—1.3%	SHARES	VALUE
HEALTH CARE—0.1%
Physicians Realty Trust	310,500	5,154,300
MORTGAGE—0.5%
Blackstone Mortgage Trust, Inc., Cl. A	767,500	23,585,275
SPECIALIZED—0.7%
Crown Castle International Corp.	440,000	36,753,200
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $65,401,660)		65,492,775
Total Investments
(Cost $4,406,203,335)(b)	103.2%	5,179,615,766
Liabilities in Excess of Other Assets	(3.2)%	(162,055,880)
NET ASSETS	100.0%	$ 5,017,559,886

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $4,461,789,003, amounted to $717,826,763 which consisted of aggregate gross unrealized appreciation of
$810,648,991 and aggregate gross unrealized depreciation of $92,822,228.
* Non-income producing security.

THE ALGER FUNDS II ALGER SPECTRA FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date(s)	Cost	Market Value	% of net assets
Choicestream, Inc.	3/14/2014	$51,705	$85,580	0.00%
Choicestream, Inc., Cl. A	12/17/2013	1,229,452	737,965	0.01%
Choicestream, Inc., Cl. B	7/10/2014	2,259,383	1,807,507	0.04%
Intarcia Therapeutics, Inc.	3/27/2014	5,541,897	7,528,356	0.15%
Palantir Technologies, Inc., Cl. A	10/07/2014	2,266,336	2,476,356	0.05%
Palantir Technologies, Inc., Cl. B	10/07/2014	9,379,767	10,099,314	0.20%
Palantir Technologies, Inc., Cl. D	10/14/2014	1,221,931	1,315,791	0.03%
Prosetta Biosciences, Inc.	2/06/2015	13,104,054	13,104,054	0.26%
Total			$37,154,923	0.74%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements

THE ALGER FUNDS II ALGER SPECTRA FUND
Schedule of Investments- Securities Sold Short April 30, 2015 (Unaudited)

COMMON STOCKS—-3.6%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—-0.2%
Deere & Co.	(98,200)	$(8,889,064)
ASSET MANAGEMENT & CUSTODY BANKS—-0.2%
Waddell & Reed Financial, Inc., Cl. A	(248,100)	(12,236,292)
BIOTECHNOLOGY—-0.1%
Myriad Genetics, Inc.*	(163,716)	(5,407,540)
BROADCASTING—-0.2%
Scripps Networks Interactive, Inc., Cl. A	(123,400)	(8,620,724)
COMMUNICATIONS EQUIPMENT—-0.1%
Polycom, Inc.*	(407,700)	(5,320,485)
COMPUTER STORAGE & PERIPHERALS—0.0%
NetApp, Inc.	(48,500)	(1,758,125)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—-0.5%
Cummins, Inc.	(60,000)	(8,295,600)
PACCAR, Inc.	(208,900)	(13,651,615)
		(21,947,215)
DATA PROCESSING & OUTSOURCED SERVICES—-0.1%
Syntel, Inc.*	(99,900)	(4,497,498)
EXCHANGE TRADED FUNDS—-0.3%
SPDR S&P Oil & Gas Exploration & Production ETF	(239,924)	(13,217,413)
HOUSEWARES & SPECIALTIES—-0.3%
Tupperware Brands Corp.	(254,400)	(17,009,184)
INTERNET SOFTWARE & SERVICES—-0.2%
AOL, Inc.*	(232,700)	(9,284,730)
REGIONAL BANKS—-0.2%
Hancock Holding Co.	(322,800)	(9,396,708)
RESTAURANTS—-0.4%
Dunkin' Brands Group, Inc.	(353,400)	(18,415,674)
SEMICONDUCTORS—-0.3%
Linear Technology Corp.	(316,400)	(14,595,532)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(78,200)	(1,911,208)
		(16,506,740)
SPECIALTY CHEMICALS—-0.2%
Celanese Corp.	(132,100)	(8,766,156)
SYSTEMS SOFTWARE—-0.1%
NetSuite, Inc.*	(85,300)	(8,152,121)
TRADING COMPANIES & DISTRIBUTORS—-0.2%
Fastenal Co.	(282,300)	(12,031,626)
TOTAL (Proceeds $184,395,140)		$ (181,457,295)

* Non-income producing security.
# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II ALGER GREEN FUND
Schedule of Investments April 30, 2015 (Unaudited)

COMMON STOCKS—96.5%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	3,619	$1,737
AEROSPACE & DEFENSE—3.0%
Hexcel Corp.	17,450	875,117
Honeywell International, Inc.	15,440	1,558,205
		2,433,322
AGRICULTURAL & FARM MACHINERY—0.5%
Lindsay Corp.	5,510	436,337
AIR FREIGHT & LOGISTICS—2.2%
FedEx Corp.	5,515	935,178
United Parcel Service, Inc., Cl. B	8,190	823,341
		1,758,519
APPLICATION SOFTWARE—1.5%
EnerNOC, Inc.*	37,525	414,651
SAP SE#	10,330	781,878
		1,196,529
AUTO PARTS & EQUIPMENT—3.5%
BorgWarner, Inc.	21,140	1,251,488
Delphi Automotive PLC.	5,015	416,245
Johnson Controls, Inc.	24,140	1,216,173
		2,883,906
AUTOMOBILE MANUFACTURERS—2.2%
General Motors Co.	9,060	317,643
Tesla Motors, Inc.*	6,455	1,459,153
		1,776,796
COMMODITY CHEMICALS—0.9%
Calgon Carbon Corp.	33,430	741,812
COMMUNICATIONS EQUIPMENT—1.1%
Cisco Systems, Inc.	31,190	899,208
CONSTRUCTION & ENGINEERING—0.7%
AECOM*	16,870	532,417
CONSUMER ELECTRONICS—1.5%
Harman International Industries, Inc.	9,665	1,260,123
DATA PROCESSING & OUTSOURCED SERVICES—2.9%
Alliance Data Systems Corp.*	3,965	1,178,834
Visa, Inc., Cl. A	17,900	1,182,295
		2,361,129
DISTRIBUTORS—1.6%
LKQ Corp.*	49,255	1,333,333
ELECTRIC UTILITIES—1.8%
Duke Energy Corp.	9,010	698,906
ITC Holdings Corp.	21,765	783,540
		1,482,446
ELECTRICAL COMPONENTS & EQUIPMENT—4.0%
Acuity Brands, Inc.	12,295	2,052,650

THE ALGER FUNDS II ALGER GREEN FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
ELECTRICAL COMPONENTS & EQUIPMENT—(CONT.)
SolarCity Corp.*	20,400	$1,225,020
		3,277,670
ELECTRONIC EQUIPMENT MANUFACTURERS—0.7%
Itron, Inc.*	15,035	539,155
ELECTRONIC MANUFACTURING SERVICES—0.3%
Trimble Navigation Ltd.*	10,030	255,063
ENVIRONMENTAL & FACILITIES SERVICES—4.1%
Clean Harbors, Inc.*	10,490	579,573
Covanta Holding Corp.	37,680	764,527
Tetra Tech, Inc.	37,500	1,016,625
Waste Management, Inc.	19,170	949,490
		3,310,215
FOOD DISTRIBUTORS—1.5%
United Natural Foods, Inc.*	17,545	1,183,586
FOOD RETAIL—1.4%
Whole Foods Market, Inc.	24,415	1,166,060
FOOTWEAR—2.7%
NIKE, Inc., Cl. B	22,690	2,242,680
HOME IMPROVEMENT RETAIL—3.0%
The Home Depot, Inc.	23,245	2,486,750
HOUSEHOLD PRODUCTS—1.3%
The Procter & Gamble Co.	13,504	1,073,703
HYPERMARKETS & SUPER CENTERS—0.4%
Wal-Mart Stores, Inc.	4,540	354,347
INDUSTRIAL CONGLOMERATES—1.5%
General Electric Co.	44,755	1,211,965
INDUSTRIAL GASES—0.9%
Praxair, Inc.	5,860	714,510
INDUSTRIAL MACHINERY—3.5%
Pall Corp.	10,040	977,093
Woodward Governor Co.	19,370	911,358
Xylem, Inc.	25,755	953,450
		2,841,901
INTERNET RETAIL—2.3%
Amazon.com, Inc.*	4,510	1,902,228
INTERNET SOFTWARE & SERVICES—7.4%
eBay, Inc.*	21,835	1,272,107
Facebook, Inc., Cl. A*	25,840	2,035,417
Google, Inc., Cl. A*	2,530	1,388,388
Google, Inc., Cl. C*	2,536	1,362,694
		6,058,606
LIFE & HEALTH INSURANCE—0.9%
Lincoln National Corp.	12,950	731,546

THE ALGER FUNDS II ALGER GREEN FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MANAGED HEALTH CARE—1.9%
Aetna, Inc.	10,080	$1,077,250
Cigna Corp.	3,905	486,719
		1,563,969
MOVIES & ENTERTAINMENT—2.0%
The Walt Disney Co.	15,370	1,671,026
PACKAGED FOODS & MEATS—1.2%
The WhiteWave Foods Co.*	22,670	996,800
PHARMACEUTICALS—6.4%
Actavis PLC.*	5,540	1,567,045
Bristol-Myers Squibb Co.	24,880	1,585,602
Johnson & Johnson	14,665	1,454,768
Merck & Co., Inc.	10,705	637,590
		5,245,005
RAILROADS—0.9%
Norfolk Southern Corp.	7,225	728,641
RENEWABLE ELECTRICITY—2.4%
TerraForm Power, Inc., Cl. A	49,880	1,971,756
RESTAURANTS—3.5%
Chipotle Mexican Grill, Inc.*	2,635	1,637,231
Starbucks Corp.	24,565	1,217,933
		2,855,164
SEMICONDUCTOR EQUIPMENT—2.1%
SunEdison, Inc.*	67,650	1,712,898
SEMICONDUCTORS—4.4%
Broadcom Corp., Cl. A	20,825	920,569
ChipMOS TECHNOLOGIES Bermuda Ltd.	22,060	509,586
First Solar, Inc.*	22,690	1,353,912
Intel Corp.	25,545	831,490
		3,615,557
SOFT DRINKS—1.6%
The Coca-Cola Co.	31,660	1,284,130
SPECIALTY CHEMICALS—1.2%
Albemarle Corp.	8,260	493,122
Chemtura Corp.*	17,315	521,701
		1,014,823
SYSTEMS SOFTWARE—1.8%
Microsoft Corp.	29,620	1,440,717
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.8%
Apple, Inc.	47,490	5,943,373
EMC Corp.	15,480	416,567
		6,359,940
TOTAL COMMON STOCKS
(Cost $56,132,917)		78,908,025

THE ALGER FUNDS II ALGER GREEN FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

PREFERRED STOCKS—0.1%	SHARES	VALUE
ADVERTISING—0.1%
Choicestream, Inc., Cl. A*,@,(a)	31,215	$14,983
Choicestream, Inc., Cl. B*,@,(a)	69,819	33,513
		48,496
TOTAL PREFERRED STOCKS
(Cost $66,853)		48,496
Total Investments
(Cost $56,199,770)(b)	96.6%	78,956,521
Other Assets in Excess of Liabilities	3.4%	2,775,532
NET ASSETS	100.0%	$81,732,053

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At April 30, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $56,216,083, amounted to $22,740,438 which consisted of aggregate gross unrealized appreciation of
$23,573,620 and aggregate gross unrealized depreciation of $833,182.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date(s)	Cost	Market Value	% of net assets
Choicestream, Inc.	3/14/2014	$1,050	$1,737	0.00%
Choicestream, Inc., Cl. A	12/17/2013	24,962	14,983	0.02%
Choicestream, Inc., Cl. B	7/10/2014	41,891	33,513	0.04%
Total			$50,233	0.06%

See Notes to Financial Statements

THE ALGER FUNDS II ALGER ANALYST FUND
Schedule of Investments April 30, 2015 (Unaudited)

COMMON STOCKS—93.3%	SHARES	VALUE
AEROSPACE & DEFENSE—2.6%
Honeywell International, Inc.	2,411	$243,318
AIRLINES—1.3%
Spirit Airlines, Inc.*	1,728	118,316
ALTERNATIVE CARRIERS—1.3%
Level 3 Communications, Inc.*	2,094	117,138
APPAREL ACCESSORIES & LUXURY GOODS—1.7%
Under Armour, Inc., Cl. A*	1,965	152,386
APPLICATION SOFTWARE—0.7%
ACI Worldwide, Inc.*	2,959	68,146
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
WisdomTree Investments, Inc.	4,470	85,109
AUTO PARTS & EQUIPMENT—3.0%
Delphi Automotive PLC.	3,326	276,058
BIOTECHNOLOGY—5.3%
Biogen, Inc.*	454	169,764
Gilead Sciences, Inc.*	1,001	100,611
Intercept Pharmaceuticals, Inc.*	509	128,680
United Therapeutics Corp.*	576	91,981
		491,036
BREWERS—1.1%
The Boston Beer Co., Inc., Cl. A*	425	105,315
BUILDING PRODUCTS—1.5%
Lennox International, Inc.	1,339	141,880
CONSTRUCTION MATERIALS—1.4%
Vulcan Materials Co.	1,526	130,504
DATA PROCESSING & OUTSOURCED SERVICES—3.0%
Alliance Data Systems Corp.*	284	84,436
Visa, Inc., Cl. A	2,944	194,451
		278,887
EDUCATION SERVICES—1.7%
Grand Canyon Education, Inc.*	3,362	152,231
ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
FEI Co.	1,373	103,607
GENERAL MERCHANDISE STORES—2.4%
Dollar Tree, Inc.*	2,942	224,798
HEALTH CARE FACILITIES—2.2%
HCA Holdings, Inc.*	1,095	81,041
Tenet Healthcare Corporation*	2,509	120,081
		201,122
HOME IMPROVEMENT RETAIL—1.1%
The Home Depot, Inc.	984	105,268

THE ALGER FUNDS II ALGER ANALYST FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOMEBUILDING—1.4%
Toll Brothers, Inc.*	3,659	$130,041
HOTELS RESORTS & CRUISE LINES—4.0%
Hilton Worldwide Holdings, Inc.*	2,318	67,129
La Quinta Holdings, Inc.*	3,873	93,262
Norwegian Cruise Line Holdings Ltd.*	2,640	128,067
Royal Caribbean Cruises Ltd.	1,154	78,541
		366,999
HOUSEWARES & SPECIALTIES—1.9%
Jarden Corp.*	3,392	173,603
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	1,046	58,001
INTERNET RETAIL—1.6%
Amazon.com, Inc.*	343	144,671
INTERNET SOFTWARE & SERVICES—12.7%
Criteo SA#*	3,094	128,277
DealerTrack Holdings, Inc.*	2,716	106,766
Demandware, Inc.*	2,567	158,127
Facebook, Inc., Cl. A*	3,634	286,250
Google, Inc., Cl. C*	318	170,874
GrubHub, Inc.*	3,210	132,156
LendingClub Corp.*	3,913	68,282
Shutterstock, Inc.*	853	57,569
Yahoo! Inc.*	1,637	69,679
		1,177,980
INVESTMENT BANKING & BROKERAGE—1.3%
TD Ameritrade Holding Corp.	3,241	117,486
MANAGED HEALTH CARE—1.9%
Cigna Corp.	1,380	172,003
MULTI-LINE INSURANCE—0.7%
Hartford Financial Services Group, Inc.	1,682	68,575
OIL & GAS EQUIPMENT & SERVICES—4.8%
Baker Hughes, Inc.	2,866	196,206
US Silica Holdings, Inc.	2,047	76,455
Weatherford International PLC.*	12,103	176,099
		448,760
OIL & GAS EXPLORATION & PRODUCTION—3.3%
Anadarko Petroleum Corp.	2,336	219,818
Oasis Petroleum, Inc.*	4,896	87,834
		307,652
PHARMACEUTICALS—4.6%
Actavis PLC.*	601	169,999
Aerie Pharmaceuticals, Inc.*	3,479	33,538
Pacira Pharmaceuticals, Inc.*	752	51,497
Shire PLC.#	716	174,353
		429,387

THE ALGER FUNDS II ALGER ANALYST FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
RESEARCH & CONSULTING SERVICES—2.5%
CoStar Group, Inc.*	1,151	$235,299
RESTAURANTS—4.0%
Bloomin' Brands, Inc.	4,990	113,073
Diamond Resorts International, Inc.*	4,752	152,112
Jack in the Box, Inc.	1,248	108,289
		373,474
SECURITY & ALARM SERVICES—2.1%
Tyco International PLC.	4,839	190,560
SOFT DRINKS—1.6%
PepsiCo, Inc.	1,554	147,816
SPECIALTY CHEMICALS—2.4%
The Sherwin-Williams Co.	795	221,010
SPECIALTY STORES—5.7%
Signet Jewelers Ltd.	824	110,523
The Michaels Cos, Inc.*	3,861	99,845
Tiffany & Co.	820	71,734
Tractor Supply Co.	1,470	126,508
Ulta Salon, Cosmetics & Fragrance, Inc.*	773	116,793
		525,403
SYSTEMS SOFTWARE—1.2%
ServiceNow, Inc.*	1,498	112,140
TRADING COMPANIES & DISTRIBUTORS—1.7%
HD Supply Holdings, Inc.*	4,879	161,007
TRUCKING—1.0%
Saia, Inc.*	2,328	94,866
TOTAL COMMON STOCKS
(Cost $7,736,618)		8,651,852
MASTER LIMITED PARTNERSHIP—2.8%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
The Blackstone Group LP.	3,301	135,209
OIL & GAS STORAGE & TRANSPORTATION—1.3%
Cheniere Energy Partners LP.	3,771	122,897
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $238,433)		258,106
REAL ESTATE INVESTMENT TRUST—1.4%	SHARES	VALUE
SPECIALIZED—1.4%
Crown Castle International Corp.	1,594	133,147
(Cost $138,903)		133,147
Total Investments
(Cost $8,113,954)(a)	97.5%	9,043,105
Other Assets in Excess of Liabilities	2.5%	231,855
NET ASSETS	100.0%	$9,274,960

THE ALGER FUNDS II ALGER ANALYST FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

# American Depositary Receipts.
(a) At April 30, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $8,181,231, amounted to $861,874 which consisted of aggregate gross unrealized appreciation of $1,139,831 and aggregate gross unrealized depreciation of $277,957.
* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2015 (Unaudited)

COMMON STOCKS—62.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
General Dynamics Corp.	2,510	$344,673
Honeywell International, Inc.	7,400	746,808
Lockheed Martin Corp.	1,715	320,019
		1,411,500
AIRLINES—0.8%
United Continental Holdings, Inc.*	11,435	683,127
ALTERNATIVE CARRIERS—0.4%
Zayo Group Holdings, Inc.*	15,250	404,888
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Moncler SpA	24,305	433,886
Under Armour, Inc., Cl. A*	5,435	421,484
		855,370
APPLICATION SOFTWARE—2.9%
ACI Worldwide, Inc.*	18,970	436,879
Adobe Systems, Inc.*	11,340	862,520
Guidewire Software, Inc.*	7,660	382,617
Mobileye NV*	10,010	449,049
Palantir Technologies, Inc., Cl. A*,@	6,606	46,969
Synchronoss Technologies, Inc.*	8,915	409,020
		2,587,054
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
WisdomTree Investments, Inc.	11,170	212,677
AUTO PARTS & EQUIPMENT—1.4%
Delphi Automotive PLC.	10,630	882,290
WABCO Holdings, Inc.*	3,060	380,817
		1,263,107
AUTOMOBILE MANUFACTURERS—0.5%
Tesla Motors, Inc.*	1,890	427,235
BIOTECHNOLOGY—4.7%
Biogen, Inc.*	2,920	1,091,876
Gilead Sciences, Inc.*+	14,120	1,419,201
Intercept Pharmaceuticals, Inc.*	2,910	735,677
Pharmacyclics, Inc.*	2,010	514,962
United Therapeutics Corp.*	3,140	501,427
		4,263,143
CABLE & SATELLITE—0.5%
Comcast Corporation, Cl. A+	7,610	439,554
CASINOS & GAMING—0.2%
Las Vegas Sands Corp.	2,930	154,938
COMMUNICATIONS EQUIPMENT—0.9%
Arista Networks, Inc.*	3,280	209,953
Cisco Systems, Inc.	20,945	603,844
		813,797

THE ALGER FUNDS II ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CONSUMER FINANCE—0.4%
Discover Financial Services	6,425	$372,457
DATA PROCESSING & OUTSOURCED SERVICES—2.1%
Alliance Data Systems Corp.*	3,550	1,055,451
Fiserv, Inc.*	5,950	461,720
Visa, Inc., Cl. A	6,005	396,630
		1,913,801
DRUG RETAIL—0.9%
CVS Caremark Corp.+	8,530	846,944
ELECTRONIC EQUIPMENT MANUFACTURERS—0.4%
FLIR Systems, Inc.	12,250	378,403
EXCHANGE TRADED FUNDS—0.2%
ProShares Ultra Bloomberg Crude Oil*	15,540	151,670
GENERAL MERCHANDISE STORES—0.7%
Dollar Tree, Inc.*	8,285	633,057
HEALTH CARE EQUIPMENT—0.6%
Becton Dickinson and Co.	3,975	559,958
HEALTH CARE FACILITIES—1.2%
HCA Holdings, Inc.*+	14,585	1,079,436
HOME ENTERTAINMENT SOFTWARE—0.5%
Activision Blizzard, Inc.	21,645	493,831
HOME IMPROVEMENT RETAIL—0.9%
The Home Depot, Inc.+	7,485	800,745
HOTELS RESORTS & CRUISE LINES—1.2%
Hilton Worldwide Holdings, Inc.*	15,370	445,115
Royal Caribbean Cruises Ltd.	9,650	656,779
		1,101,894
INDUSTRIAL CONGLOMERATES—0.7%
Danaher Corp.	8,105	663,637
INDUSTRIAL MACHINERY—0.9%
Pall Corp.	4,010	390,253
Sun Hydraulics Corp.	9,935	386,571
		776,824
INTERNET RETAIL—0.5%
TripAdvisor, Inc.*	2,755	221,750
Vipshop Holdings Ltd.#*	9,630	272,433
		494,183
INTERNET SOFTWARE & SERVICES—9.1%
Criteo SA#*	34,985	1,450,478
DealerTrack Holdings, Inc.*	13,050	512,995
Demandware, Inc.*	10,360	638,176
Facebook, Inc., Cl. A*+	23,040	1,814,861
Google, Inc., Cl. C*+	2,842	1,527,120
GrubHub, Inc.*	14,090	580,085
LinkedIn Corp., Cl. A*	2,045	515,606

THE ALGER FUNDS II ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
Tencent Holdings Ltd.	19,560	$406,070
Yahoo! Inc.*	18,810	800,648
		8,246,039
LIFE SCIENCES TOOLS & SERVICES—0.9%
Thermo Fisher Scientific, Inc.	6,410	805,609
MANAGED HEALTH CARE—1.8%
Aetna, Inc.	7,705	823,434
Cigna Corp.	3,380	421,283
Humana, Inc.	2,395	396,612
		1,641,329
MOVIES & ENTERTAINMENT—1.2%
Lions Gate Entertainment Corp.	24,105	747,496
Rentrak Corp.*	6,260	296,724
		1,044,220
MULTI-LINE INSURANCE—1.0%
Hartford Financial Services Group, Inc.	21,085	859,635
MULTI-UTILITIES—0.5%
Sempra Energy	4,440	471,395
OIL & GAS EXPLORATION & PRODUCTION—1.3%
Anadarko Petroleum Corp.	10,520	989,932
iPath Goldman Sachs Crude Oil Total Return Index*	13,780	171,699
		1,161,631
OTHER DIVERSIFIED FINANCIAL SERVICES—1.6%
Bank of America Corp.	60,565	964,801
Citigroup, Inc.	8,295	442,289
		1,407,090
PHARMACEUTICALS—3.8%
Actavis PLC.*+	10,092	2,854,623
Bristol-Myers Squibb Co.	8,700	554,451
		3,409,074
RAILROADS—0.5%
Union Pacific Corp.	4,050	430,232
REAL ESTATE SERVICES—0.5%
Jones Lang LaSalle, Inc.	2,715	450,853
RENEWABLE ELECTRICITY—0.4%
TerraForm Power, Inc., Cl. A	9,825	388,382
RESTAURANTS—0.6%
Bloomin' Brands, Inc.	9,075	205,640
Shake Shack, Inc., Cl. A*	4,380	301,125
		506,765
SECURITY & ALARM SERVICES—0.4%
Tyco International PLC.	9,550	376,079
SEMICONDUCTOR EQUIPMENT—0.7%
SunEdison, Inc.*	24,510	620,593

THE ALGER FUNDS II ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SEMICONDUCTORS—4.0%
Altera Corp.	9,485	$395,335
Avago Technologies Ltd.	8,780	1,026,206
Broadcom Corp., Cl. A	11,150	492,886
Micron Technology, Inc.*	22,330	628,143
NXP Semiconductors NV*+	11,530	1,108,263
		3,650,833
SOFT DRINKS—1.2%
PepsiCo, Inc.	11,570	1,100,538
SPECIALTY CHEMICALS—1.3%
Ecolab, Inc.	3,665	410,407
PPG Industries, Inc.	2,715	601,535
Senomyx, Inc.*	20,890	120,953
		1,132,895
SYSTEMS SOFTWARE—2.7%
Gigamon, Inc.*	8,980	264,281
Oracle Corp.	26,010	1,134,556
ServiceNow, Inc.*	2,930	219,340
TubeMogul, Inc.*	60,025	864,360
		2,482,537
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.4%
Apple, Inc.+	14,695	1,839,079
Nimble Storage, Inc.*	14,285	349,411
		2,188,490
TRADING COMPANIES & DISTRIBUTORS—0.7%
HD Supply Holdings, Inc.*+	18,560	612,480
TOTAL COMMON STOCKS
(Cost $50,660,549)		56,769,929
PREFERRED STOCKS—1.0%	SHARES	VALUE
APPLICATION SOFTWARE—0.3%
Palantir Technologies, Inc., Cl. B*,@	26,941	191,551
Palantir Technologies, Inc., Cl. D*,@	3,510	24,956
		216,507
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc.*,@,(a)	41,418	186,381
PHARMACEUTICALS—0.5%
Intarcia Therapeutics, Inc.*,@	2,964	130,415
Tolero Pharmaceuticals, Inc.*,@,(a)	106,120	320,069
		450,484
TOTAL PREFERRED STOCKS
(Cost $803,533)		853,372
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Adolor Corp., CPR, 12/31/2049*,@,(b)	49,870	25,932
(Cost $–)		25,932

THE ALGER FUNDS II ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

MASTER LIMITED PARTNERSHIP—2.7%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
The Blackstone Group LP.+	44,085	$1,805,721
OIL & GAS STORAGE & TRANSPORTATION—0.7%
Cheniere Energy Partners LP.	20,030	652,778
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $1,995,486)		2,458,499
REAL ESTATE INVESTMENT TRUST—0.9%	SHARES	VALUE
MORTGAGE—0.4%
Blackstone Mortgage Trust, Inc., Cl. A	10,970	337,108
SPECIALIZED—0.5%
Crown Castle International Corp.	5,120	427,674
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $774,603)		764,782
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING
MORTGAGE-BACKED)—27.7%	SHARES	VALUE
(Cost $24,999,861)		24,999,861
Total Investments
(Cost $79,234,032)(c)	95.1%	85,872,375
Other Assets in Excess of Liabilities	4.9%	4,463,019
NET ASSETS	100.0%	$90,335,394

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) Right - Contingent Payment Right granted December 13, 2011 and may not be sold. Right is deemed to be illiquid and represents 0.0% of the net assets of the Fund.
(c) At April 30, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $79,578,458, amounted to $6,293,917 which consisted of aggregate gross unrealized appreciation of
$7,475,478 and aggregate gross unrealized depreciation of $1,181,561.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

Security	Acquisition Date(s)	Cost	Market Value	% of net assets
Adolor Corp., CPR	10/24/2011	$–	$25,932	0.03%
Intarcia Therapeutics, Inc.	3/27/2014	96,004	130,415	0.15%
Palantir Technologies, Inc., Cl. A	10/07/2014	42,985	46,969	0.05%
Palantir Technologies, Inc., Cl. B	10/07/2014	177,903	191,551	0.21%
Palantir Technologies, Inc., Cl. D	10/14/2014	23,176	24,956	0.03%
Prosetta Biosciences, Inc.	2/06/20150	186,381	186,381	0.21%
Tolero Pharmaceuticals, Inc.	8/01/2014	154,147	154,147	0.35%
Tolero Pharmaceuticals, Inc.	10/31/2014	165,922	165,922	0.35%
Total			$926,273	1.03%

+ All or a portion of this security is held as collateral for securities sold short.

See Notes to Financial Statements.

THE ALGER FUNDS II ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2015 (Unaudited)

COMMON STOCKS—-12.4%	SHARES	VALUE
AGRICULTURAL & FARM MACHINERY—-0.2%
Deere & Co.	(2,190)	$(198,239)
APPAREL RETAIL—-0.3%
The Gap, Inc.	(6,590)	(261,228)
APPLICATION SOFTWARE—-0.3%
King Digital Entertainment, PLC.	(3,985)	(63,202)
Workday, Inc., Cl. A*	(1,865)	(170,107)
		(233,309)
ASSET MANAGEMENT & CUSTODY BANKS—-0.2%
T. Rowe Price Group, Inc.	(2,070)	(168,043)
BIOTECHNOLOGY—-0.1%
Myriad Genetics, Inc.*	(3,920)	(129,478)
BROADCASTING—-0.4%
Scripps Networks Interactive, Inc., Cl. A	(4,615)	(322,404)
COMMUNICATIONS EQUIPMENT—-0.2%
Polycom, Inc.*	(14,000)	(182,700)
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—-0.8%
Cummins, Inc.	(2,340)	(323,528)
PACCAR, Inc.	(5,780)	(377,723)
		(701,251)
CONSUMER FINANCE—-0.2%
Capital One Financial Corp.	(1,940)	(156,849)
DIVERSIFIED BANKS—-0.2%
SPDR S&P Regional Banking ETF	(5,411)	(222,446)
DIVERSIFIED CHEMICALS—-0.2%
FMC Corporation	(3,620)	(214,702)
ELECTRICAL COMPONENTS & EQUIPMENT—-0.2%
Emerson Electric Co.	(3,010)	(177,078)
HEALTH CARE EQUIPMENT—-1.1%
Baxter International, Inc.	(7,080)	(486,679)
Varian Medical Systems, Inc.*	(6,080)	(540,208)
		(1,026,887)
HEALTH CARE FACILITIES—-0.2%
Community Health Systems, Inc.*	(3,885)	(208,547)
HEALTH CARE SUPPLIES—-0.1%
DENTSPLY International, Inc.	(1,805)	(92,055)
HOME FURNISHING RETAIL—-0.3%
Bed Bath & Beyond, Inc.*	(3,200)	(225,472)
HOUSEWARES & SPECIALTIES—-0.4%
Tupperware Brands Corp.	(5,300)	(354,358)
INSURANCE BROKERS—-0.2%
Aon PLC.	(2,040)	(196,309)
INTEGRATED OIL & GAS—-0.2%
Statoil ASA#	(8,775)	(186,293)

THE ALGER FUNDS II ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—-0.6%
Twitter, Inc.*	(4,560)	$(177,658)
Zillow Group, Inc., Cl. A*	(3,810)	(372,008)
		(549,666)
IT CONSULTING & OTHER SERVICES—-0.4%
Accenture PLC., Cl. A	(4,260)	(394,689)
LIFE & HEALTH INSURANCE—-0.2%
MetLife, Inc.	(4,020)	(206,186)
MARKET INDICES—-1.6%
iShares Russell 2000 Growth	(4,728)	(695,252)
iShares Russell 2000 Index Fund	(2,468)	(299,023)
SPDR S&P 500 ETF Trust	(2,073)	(432,262)
		(1,426,537)
REGIONAL BANKS—-0.5%
Cullen/Frost Bankers, Inc.	(2,470)	(180,162)
Hancock Holding Co.	(8,100)	(235,791)
		(415,953)
RESTAURANTS—-1.0%
Buffalo Wild Wings, Inc.*	(1,005)	(160,096)
Dunkin' Brands Group, Inc.	(8,155)	(424,957)
Yum! Brands, Inc.	(2,880)	(247,565)
		(832,618)
SEMICONDUCTORS—-1.3%
Linear Technology Corp.	(10,060)	(464,068)
Taiwan Semiconductor Manufacturing Co., Ltd.#	(8,770)	(214,339)
Texas Instruments, Inc.	(10,215)	(553,755)
		(1,232,162)
SPECIALTY CHEMICALS—-0.2%
Celanese Corp.	(2,625)	(174,195)
SYSTEMS SOFTWARE—-0.6%
FireEye, Inc.*	(4,225)	(174,492)
NetSuite, Inc.*	(3,580)	(342,141)
		(516,633)
TOBACCO—-0.2%
Philip Morris International, Inc.	(2,335)	(194,902)
TOTAL Common Stocks		$ (11,201,189)
(Proceeds $10,592,218)
REAL ESTATE INVESTMENT TRUST—-0.2%	SHARES	VALUE
MORTGAGE REITS—-0.2%
Annaly Capital Management, Inc.	(17,670)	(177,937)
(Proceeds $193,795)
TOTAL (Proceeds $10,786,013)		$ (11,379,126)

THE ALGER FUNDS II ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments- Securities Sold Short April 30, 2015 (Unaudited) (Continued)

* Non-income producing security.
# American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS II ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2015 (Unaudited)

COMMON STOCKS—96.8%	SHARES	VALUE
BRAZIL—7.2%
APPAREL ACCESSORIES & LUXURY GOODS—0.2%
Restoque Comercio e Confeccoes de Roupas SA	22,600	$66,862
BREWERS—0.9%
Ambev SA	38,635	243,242
DIVERSIFIED BANKS—1.9%
Banco Bradesco SA#	8,620	92,148
Itau Unibanco Holding SA#	32,493	416,560
		508,708
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES—0.9%
Cielo SA	16,290	227,106
INDUSTRIAL MACHINERY—1.0%
WEG SA	48,828	260,509
MANAGED HEALTH CARE—0.6%
Odontoprev SA	48,484	169,226
MULTI-LINE INSURANCE—0.7%
BB Seguridade Participacoes SA	16,000	187,481
PAPER PRODUCTS—1.0%
Suzano Papel e Celulose SA	53,481	268,445
TOTAL BRAZIL
(Cost $1,912,430)		1,931,579
CHILE—0.9%
BREWERS—0.9%
Cia Cervecerias Unidas SA#	10,600	231,822
(Cost $218,627)
CHINA—24.6%
ALUMINUM—1.0%
China Hongqiao Group Ltd.	279,500	261,094
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Li Ning Co., Ltd.*	325,500	180,591
AUTOMOBILE MANUFACTURERS—0.8%
Brilliance China Automotive Holdings Ltd.	107,610	202,713
CONSTRUCTION & ENGINEERING—1.7%
China Communications Construction Co., Ltd.	91,206	166,869
China State Construction International Holdings Ltd.	153,568	299,194
		466,063
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
China South Locomotive and Rolling Stock Corp.	65,000	125,968
CONSTRUCTION MATERIALS—0.5%
Anhui Conch Cement Co., Ltd.	31,361	127,663
CONSUMER ELECTRONICS—0.9%
Haier Electronics Group Co., Ltd.	84,000	240,607
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
PAX Global Technology Ltd.*	188,145	274,313

THE ALGER FUNDS II ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
CHINA—(CONT.)
HEALTH CARE DISTRIBUTORS—0.9%
Phoenix Healthcare Group Co., Ltd.	119,913	$248,168
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—1.8%
Huadian Power International Corp., Ltd.	186,000	206,630
Huaneng Renewables Corp., Ltd.	601,760	263,984
		470,614
INDUSTRIAL CONGLOMERATES—1.3%
China Everbright International Ltd.	182,299	341,528
INTEGRATED OIL & GAS—1.1%
China Petroleum & Chemical Corp.	307,423	289,558
INTERNET RETAIL—1.3%
Qunar Cayman Islands Ltd.#*	2,709	126,862
Vipshop Holdings Ltd.#*	8,268	233,902
		360,764
INTERNET SOFTWARE & SERVICES—3.7%
Alibaba Group Holding Ltd.#*	2,089	169,815
Tencent Holdings Ltd.	39,807	826,402
		996,217
INVESTMENT BANKING & BROKERAGE—0.6%
Haitong Securities Co., Ltd.	52,448	172,224
LIFE & HEALTH INSURANCE—3.3%
China Life Insurance Co., Ltd.	95,047	463,560
Ping An Insurance Group Co., of China Ltd.	29,116	420,000
		883,560
REAL ESTATE DEVELOPMENT—1.2%
China Overseas Land & Investment Ltd.	75,033	313,670
WIRELESS TELECOMMUNICATION SERVICES—2.3%
China Mobile Ltd.	42,230	602,087
TOTAL CHINA
(Cost $4,896,468)		6,557,402
COLOMBIA—0.8%
CONSTRUCTION MATERIALS—0.8%
Cementos Argos SA	56,997	215,354
(Cost $245,543)
EGYPT—0.5%
DIVERSIFIED BANKS—0.5%
Commercial International Bank Egypt SAE(a)	19,931	137,524
(Cost $134,819)
HONG KONG—1.6%
LIFE & HEALTH INSURANCE—1.0%
AIA Group Ltd.	40,295	269,313

THE ALGER FUNDS II ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HONG KONG—(CONT.)
MULTI-LINE INSURANCE—0.6%
China Taiping Insurance Holdings Co., Ltd.*	45,400	$170,168
TOTAL HONG KONG
(Cost $352,272)		439,481
INDIA—9.9%
AIR FREIGHT & LOGISTICS—0.4%
Blue Dart Express Ltd.	1,077	97,620
APPAREL ACCESSORIES & LUXURY GOODS—0.9%
Titan Co., Ltd.	38,639	237,132
AUTO PARTS & EQUIPMENT—1.3%
Motherson Sumi Systems Ltd.	44,381	353,385
CONSTRUCTION & ENGINEERING—0.7%
Voltas Ltd.	43,557	191,850
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Tata Motors Ltd.#	5,440	224,073
CONSUMER FINANCE—0.5%
Shriram Transport Finance Co., Ltd.	8,512	131,268
DIVERSIFIED BANKS—2.7%
Axis Bank Ltd.	29,843	267,681
HDFC Bank Ltd.	15,420	274,209
IndusInd Bank Ltd.	13,932	181,375
		723,265
OIL, GAS & CONSUMABLE FUELS—0.7%
Reliance Industries Ltd.	13,041	177,512
PHARMACEUTICALS—1.4%
Aurobindo Pharma Ltd.	18,789	380,229
WIRELESS TELECOMMUNICATION SERVICES—0.5%
Bharti Infratel Ltd.	21,500	135,331
TOTAL INDIA
(Cost $2,091,367)		2,651,665
INDONESIA—2.4%
ALTERNATIVE CARRIERS—0.9%
Tower Bersama Infrastructure Tbk PT	374,812	245,056
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.6%
United Tractors Tbk PT	102,700	169,549
DIVERSIFIED BANKS—0.9%
Bank Rakyat Indonesia Persero Tbk., PT	261,000	234,069
TOTAL INDONESIA
(Cost $601,923)		648,674
MALAYSIA—1.4%
HEALTH CARE DISTRIBUTORS—0.7%
KPJ Healthcare Bhd.	154,273	184,478

THE ALGER FUNDS II ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MALAYSIA—(CONT.)
WIRELESS TELECOMMUNICATION SERVICES—0.7%
Axiata Group Bhd.	93,200	$176,328
TOTAL MALAYSIA
(Cost $366,945)		360,806
MEXICO—5.1%
AGRICULTURAL PRODUCTS—0.8%
Gruma SAB de CV	17,100	206,010
CONSTRUCTION MATERIALS—0.9%
Cemex SAB de CV#*	25,872	248,889
DIVERSIFIED REAL ESTATE ACTIVITIES—1.3%
Corporacion Inmobiliaria Vesta SAB de CV	190,881	358,343
GAS UTILITIES—1.2%
Infraestructura Energetica Nova SAB de CV	52,800	308,173
RESTAURANTS—0.9%
Alsea SAB de CV*	75,700	227,478
TOTAL MEXICO
(Cost $1,298,425)		1,348,893
PERU—1.0%
DIVERSIFIED BANKS—1.0%
Credicorp Ltd.	1,773	270,471
(Cost $242,120)
PHILIPPINES—1.2%
PACKAGED FOODS & MEATS—1.2%
Universal Robina Corp.	66,911	326,644
(Cost $267,932)
POLAND—0.2%
AIR FREIGHT & LOGISTICS—0.2%
Integer.pl SA*	1,488	61,982
(Cost $98,556)
RUSSIA—3.5%
DATA PROCESSING & OUTSOURCED SERVICES—0.6%
QIWI PLC.#	6,200	168,268
FOOD RETAIL—1.2%
Magnit PJSC(a)	2,999	165,395
X5 Retail Group NV*,(a)	7,061	144,044
		309,439
IT CONSULTING & OTHER SERVICES—1.7%
Luxoft Holding, Inc.*	8,854	458,903
TOTAL RUSSIA
(Cost $722,788)		936,610
SOUTH AFRICA—6.3%
APPAREL RETAIL—0.9%
Mr Price Group Ltd.	10,894	232,712

THE ALGER FUNDS II ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SOUTH AFRICA—(CONT.)
CABLE & SATELLITE—1.8%
Naspers Ltd.	3,047	$478,817
CASINOS & GAMING—0.5%
Sun International Ltd.	11,981	133,228
OTHER DIVERSIFIED FINANCIAL SERVICES—2.2%
Brait SE*	29,298	222,814
FirstRand Ltd.	75,394	359,857
		582,671
PHARMACEUTICALS—0.9%
Aspen Pharmacare Holdings Ltd.	8,271	251,468
TOTAL SOUTH AFRICA
(Cost $1,323,262)		1,678,896
SOUTH KOREA—14.7%
AUTOMOBILE MANUFACTURERS—0.9%
Hyundai Motor Co.	1,540	241,628
BUILDING PRODUCTS—1.0%
KCC Corp.	514	262,462
COMMODITY CHEMICALS—0.8%
Lotte Chemical Corp.	868	202,271
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Hyundai Mipo Dockyard Co., Ltd.*	1,615	134,195
DIVERSIFIED BANKS—1.0%
KB Financial Group, Inc.	6,945	264,038
FOOD BEVERAGE & TOBACCO—1.0%
CJ CheilJedang Corp.	714	277,417
HOME FURNISHINGS—0.6%
Hanssem Co., Ltd.	813	149,827
HOUSEHOLD PRODUCTS—0.7%
LG Household & Health Care Ltd.	243	177,776
INTERNET SOFTWARE & SERVICES—1.2%
NAVER Corp.	511	308,371
MOVIES & ENTERTAINMENT—1.1%
CJ CGV Co., Ltd.	4,101	302,308
PROPERTY & CASUALTY INSURANCE—0.8%
Hyundai Marine & Fire Insurance Co., Ltd.	8,314	220,758
SEMICONDUCTORS—5.1%
Eo Technics Co., Ltd.	1,306	134,224
Samsung Electronics Co., Ltd.	943	1,234,442
		1,368,666
TOTAL SOUTH KOREA
(Cost $3,594,796)		3,909,717
TAIWAN—10.3%
COMPUTER HARDWARE—0.7%
Pegatron Corp.	57,000	169,924

THE ALGER FUNDS II ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
TAIWAN—(CONT.)
COMPUTER STORAGE & PERIPHERALS—0.8%
Primax Electronics Ltd.	167,000	$221,387
DEPARTMENT STORES—0.7%
Poya International Co., Ltd.	18,000	193,071
DIVERSIFIED BANKS—1.8%
E.Sun Financial Holding Co., Ltd.	406,100	278,459
SinoPac Financial Holdings Co., Ltd.	461,500	209,458
		487,917
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.1%
TPK Holding Co., Ltd.	44,200	275,655
ELECTRONIC EQUIPMENT MANUFACTURERS—1.1%
Chroma ATE, Inc.	118,900	287,292
SEMICONDUCTORS—3.4%
ASPEED Technology, Inc.	21,900	201,652
eMemory Technology, Inc.	17,000	193,447
Taiwan Semiconductor Manufacturing Co., Ltd.	107,100	514,063
		909,162
TEXTILES—0.7%
Eclat Textile Co., Ltd.	14,320	192,642
TOTAL TAIWAN
(Cost $2,568,451)		2,737,050
THAILAND—1.8%
CATALOG RETAIL—0.4%
COL PCL	62,500	112,655
CONSTRUCTION MATERIALS—0.7%
The Siam Cement PC	11,200	182,539
OIL & GAS EXPLORATION & PRODUCTION—0.7%
PTT Exploration & Production PCL	55,600	197,067
TOTAL THAILAND
(Cost $494,839)		492,261
TURKEY—1.4%
DIVERSIFIED BANKS—0.6%
Turkiye Is Bankasi	71,711	161,540
FOOD RETAIL—0.8%
Migros Ticaret AS*	25,564	204,711
TOTAL TURKEY
(Cost $420,911)		366,251
UNITED ARAB EMIRATES—0.7%
DIVERSIFIED BANKS—0.7%
Abu Dhabi Commercial Bank PJSC	93,548	190,257
(Cost $194,945)
UNITED KINGDOM—1.3%
AIRLINES—0.7%
Wizz Air Holdings Plc.*(b)	9,083	198,744

THE ALGER FUNDS II ALGER EMERGING MARKETS FUND
Schedule of Investments April 30, 2015 (Unaudited) (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
UNITED KINGDOM—(CONT.)
BREWERS—0.6%
SABMiller PLC.	2,817	$149,792
TOTAL UNITED KINGDOM
(Cost $312,706)		348,536
TOTAL COMMON STOCKS
(Cost $22,360,125)		25,841,875
Total Investments
(Cost $22,360,125)(c)	96.8%	25,841,875
Other Assets in Excess of Liabilities	3.2%	851,960
NET ASSETS	100.0%	$26,693,835

# American Depositary Receipts.
(a) Global Depositary Receipts.
(b) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are however deemed to be liquid and represent 0.7% of the net assets of the Portfolio.
(c) At April 30, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $22,454,995, amounted to $3,386,880 which consisted of aggregate gross unrealized appreciation of
$4,615,015 and aggregate gross unrealized depreciation of $1,228,135.
* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2015 (Unaudited)

	Alger Spectra Fund	Alger Green Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$5,163,880,660	$78,906,288
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	15,735,106	50,233
Cash and cash equivalents	3,229,277	3,249,284
Receivable for investment securities sold	102,794,843	1,042,932
Receivable for shares of beneficial interest sold	19,201,873	70,218
Dividends and interest receivable	4,223,260	29,704
Prepaid expenses	254,687	38,886
Total Assets	5,309,319,706	83,387,545

LIABILITIES:
Securities sold short, at value ‡	181,457,295	—
Payable for investment securities purchased	98,625,727	1,341,226
Payable for shares of beneficial interest redeemed	5,087,372	178,388
Accrued investment advisory fees	3,300,173	48,076
Accrued transfer agent fees	1,109,600	26,652
Accrued distribution fees	1,322,854	20,447
Accrued administrative fees	115,281	1,862
Accrued shareholder administrative fees	57,537	886
Dividends payable	328,257	—
Accrued other expenses	355,724	37,955
Total Liabilities	291,759,820	1,655,492
NET ASSETS	$5,017,559,886	$81,732,053

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,991,700,960	58,068,308
Undistributed net investment income (accumulated loss)	11,835,522	(67,341)
Undistributed net realized gain	237,673,129	974,335
Net unrealized appreciation on investments	776,350,275	22,756,751
NET ASSETS	$5,017,559,886	$81,732,053
* Identified cost	$4,389,558,741	$56,131,867
** Identified cost	$16,644,594	$67,903
‡ Proceeds received on short sales	$184,395,140	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2015 (Unaudited) (Continued)

Alger Spectra Fund		Alger Green Fund

NET ASSETS BY CLASS:
Class A	$2,104,162,944	$33,106,898
Class C	$784,708,069	$5,735,535
Class I	$1,099,743,079	$42,889,620
Class Z	$1,028,945,794	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	116,402,965	3,534,997
Class C	45,697,820	645,761
Class I	60,342,226	4,585,372
Class Z	56,259,796	—

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A and Class A	$18.08	$9.37
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$19.08	$9.88
Class C — Net Asset Value Per Share Class C and Class C	$17.17	$8.88
Class I — Net Asset Value Per Share Class I and Class I	$18.23	$9.35
Class Z — Net Asset Value Per Share Class Z	$18.29	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2015 (Unaudited) (Continued)

		Alger Dynamic
	Alger Analyst Fund	Opportunities Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$9,043,105	$85,365,925
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	—	506,450
Cash and cash equivalents (a)	213,958	14,799,064
Receivable for investment securities sold	—	182,125
Receivable for shares of beneficial interest sold	1,736	1,178,234
Dividends and interest receivable	6,712	64,827
Receivable from Investment Manager	8,024	—
Prepaid expenses	36,026	39,123
Total Assets	9,309,561	102,135,748

LIABILITIES:
Securities sold short, at value ‡	—	11,379,126
Payable for investment securities purchased	—	226,391
Payable for shares of beneficial interest redeemed	—	20,261
Accrued investment advisory fees	5,900	84,376
Accrued transfer agent fees	1,104	17,163
Accrued distribution fees	2,190	15,182
Accrued administrative fees	216	1,934
Accrued shareholder administrative fees	119	985
Dividends payable	—	11,713
Accrued other expenses	25,072	43,223
Total Liabilities	34,601	11,800,354
NET ASSETS	$9,274,960	$90,335,394

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	7,959,344	83,741,847
Undistributed net investment income (accumulated loss)	(54,341)	(1,562,897)
Undistributed net realized gain	440,807	2,111,213
Net unrealized appreciation on investments	929,150	6,045,231
NET ASSETS	$9,274,960	$90,335,394
* Identified cost	$8,113,954	$78,727,582
** Identified cost	$—	$506,450
‡ Proceeds received on short sales	$—	$10,786,013
(a) Includes restricted cash held as collateral for short sales	$—	$4,545,807
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2015 (Unaudited) (Continued)

		Alger Dynamic
Alger Analyst Fund		Opportunities Fund

NET ASSETS BY CLASS:
Class A	$6,913,910	$50,099,873
Class C	$350,470	$7,060,594
Class I	$2,010,580	$—
Class Z	$—	$33,174,927

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	516,354	4,000,378
Class C	27,542	584,836
Class I	150,606	—
Class Z	—	2,617,954

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A and Class A	$13.39	$12.52
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$14.13	$13.22
Class C — Net Asset Value Per Share Class C and Class C	$12.72	$12.07
Class I — Net Asset Value Per Share Class I	$13.35	$—
Class Z — Net Asset Value Per Share Class Z	$—	$12.67
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2015 (Unaudited) (Continued)

Alger Emerging
Markets Fund

ASSETS:
Investments in securities, at value (Identified cost below)*
see accompanying schedules of investments	$25,841,875
Cash and cash equivalents	531,277
Foreign cash †	267,000
Receivable for investment securities sold	181,496
Receivable for shares of beneficial interest sold	162,885
Dividends and interest receivable	10,822
Receivable from Investment Manager	34,863
Prepaid expenses	44,354
Total Assets	27,074,572

LIABILITIES:
Payable foreign currency	548
Payable for investment securities purchased	265,682
Payable for shares of beneficial interest redeemed	4,577
Foreign capital gain tax payable	17,922
Accrued investment advisory fees	23,589
Accrued transfer agent fees	6,544
Accrued distribution fees	6,377
Accrued administrative fees	590
Accrued shareholder administrative fees	268
Accrued other expenses	54,640
Total Liabilities	380,737
NET ASSETS	$26,693,835

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	26,118,845
Undistributed net investment income (accumulated loss)	(105,674)
Undistributed net realized gain (accumulated realized loss)	(2,782,162)
Net unrealized appreciation on investments	3,462,826
NET ASSETS	$26,693,835
* Identified cost	$22,360,125
† Cost of foreign cash	$266,056
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Assets and Liabilities April 30, 2015 (Unaudited) (Continued)

Alger Emerging
Markets Fund

NET ASSETS BY CLASS:
Class A	$7,371,213
Class C	$2,955,184
Class I	$12,609,353
Class Z	$3,758,085

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	753,972
Class C	310,356
Class I	1,297,965
Class Z	384,811

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$9.78
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$10.32
Class C — Net Asset Value Per Share Class C	$9.52
Class I — Net Asset Value Per Share Class I	$9.71
Class Z — Net Asset Value Per Share Class Z	$9.77
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2015 (Unaudited)

	Alger Spectra Fund	Alger Green Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$27,487,027	$488,185
Interest	33,186	725
Total Income	27,520,213	488,910

EXPENSES:
Advisory fees — Note 3(a)	18,856,487	283,287
Distribution fees — Note 3(c)
Class A	2,454,825	40,337
Class C	3,585,984	27,104
Class I	1,344,783	52,636
Shareholder administrative fees — Note 3(f)	323,830	5,215
Administration fees — Note 3(b)	650,916	10,972
Dividends on securities sold short	1,613,389	—
Custodian fees	177,629	14,190
Interest expenses	1,192	—
Borrowing fees on short sales	1,983,527	—
Transfer agent fees and expenses — Note 3(f)	1,297,331	26,914
Printing fees	243,270	10,702
Professional fees	76,994	16,216
Registration fees	166,805	28,093
Trustee fees — Note 3(g)	70,491	4,974
Fund accounting fees	319,795	6,528
Miscellaneous	117,585	4,597
Total Expenses	33,284,833	531,765
NET INVESTMENT LOSS	(5,764,620)	(42,855)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:

Net realized gain on investments and purchased options	310,964,890	1,043,043
Net realized (loss) on foreign currency transactions	(85,669)	—
Net change in unrealized appreciation on investments,
options and foreign currency	25,344,053	3,185,961
Net change in unrealized appreciation on short sales	3,266,626	—
Net realized and unrealized gain on investments, options, and
foreign currency	339,489,900	4,229,004
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$333,725,280	$4,186,149
* Foreign withholding taxes	$125,025	$—
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2015 (Unaudited) (Continued)

		Alger Dynamic
	Alger Analyst Fund	Opportunities Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$41,535	$294,020
Interest	26	3,080
Total Income	41,561	297,100

EXPENSES:
Advisory fees — Note 3(a)	34,158	470,529
Distribution fees — Note 3(c)
Class A	8,437	51,319
Class C	1,778	31,880
Class I	2,504	—
Shareholder administrative fees — Note 3(f)	686	5,463
Administration fees — Note 3(b)	1,252	10,783
Dividends on securities sold short	—	101,862
Custodian fees	17,043	26,811
Interest expenses	27	864
Borrowing fees on short sales	—	61,027
Transfer agent fees and expenses — Note 3(f)	1,457	20,686
Printing fees	448	4,525
Professional fees	14,933	17,587
Registration fees	26,245	28,862
Trustee fees — Note 3(g)	4,021	4,920
Fund accounting fees	1,869	6,432
Miscellaneous	2,372	5,439
Total Expenses	117,230	848,989
Less, expense reimbursements/waivers — Note 3(a)	(54,109)	—
Net Expenses	63,121	848,989
NET INVESTMENT LOSS	(21,560)	(551,889)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:

Net realized gain on investments and purchased options	475,454	2,387,142
Net realized (loss) on foreign currency transactions	(9)	(319)
Net change in unrealized (depreciation) on investments,
options and foreign currency	(11,055)	(80,656)
Net change in unrealized appreciation on short sales	—	505,909
Net realized and unrealized gain on investments, options, and
foreign currency	464,390	2,812,076
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$442,830	$2,260,187
* Foreign withholding taxes	$3	$635
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Operations For the six months ended April 30, 2015 (Unaudited) (Continued)

Alger Emerging
Markets Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$124,377
Interest	210
Total Income	124,587

EXPENSES:
Advisory fees — Note 3(a)	132,342
Distribution fees — Note 3(c)
Class A	8,496
Class C	12,428
Class I	14,194
Shareholder administrative fees — Note 3(f)	1,505
Administration fees — Note 3(b)	3,307
Custodian fees	82,757
Interest expenses	139
Transfer agent fees and expenses — Note 3(f)	10,265
Printing fees	2,881
Professional fees	18,146
Registration fees	36,152
Trustee fees — Note 3(g)	4,217
Fund accounting fees	3,655
Miscellaneous	10,414
Total Expenses	340,898
Less, expense reimbursements/waivers — Note 3(a)	(133,395)
Net Expenses	207,503
NET INVESTMENT LOSS	(82,916)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:

Net realized (loss) on investments and purchased options	(716,174)
Net realized (loss) on foreign currency transactions	(11,056)
Net change in unrealized appreciation on investments, options and foreign currency	1,736,476
Net realized and unrealized gain on investments, options, and foreign currency	1,009,246
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$926,330
* Foreign withholding taxes	$19,303
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014

Net investment loss	$(5,764,620)	$(17,001,382)
Net realized gain on investments, options and foreign currency	310,879,221	549,046,110
Net change in unrealized appreciation on investments, options
and foreign currency	28,610,679	67,064,225
Net increase in net assets resulting from operations	333,725,280	599,108,953

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(232,068,288)	(109,164,264)
Class C	(86,801,799)	(28,224,522)
Class I	(129,154,885)	(42,881,976)
Class Z	(115,269,367)	(22,142,007)
Total dividends and distributions to shareholders	(563,294,339)	(202,412,769)

Increase (decrease) from shares of beneficial interest transactions:
Class A	351,173,230	(224,389,370)
Class C	173,259,788	140,106,414
Class I	122,001,484	203,149,916
Class Z	144,851,985	511,410,776
Net increase from shares of beneficial interest transactions —
Note 6(a)	791,286,487	630,277,736

Redemption Fees:
Class A	15,847	32,095
Class C	5,723	3,015
Total Redemption Fees — Note 6(b)	21,570	35,110
Total increase	561,738,998	1,027,009,030

Net Assets:
Beginning of period	4,455,820,888	3,428,811,858
END OF PERIOD	$5,017,559,886	$4,455,820,888
Undistributed net investment income	$11,835,522	$916,003
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Changes in Net Assets (Unaudited) (Continued)

	Alger Green Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014

Net investment loss	$(42,855)	$(65,084)
Net realized gain on investments, options and foreign currency	1,043,043	2,157,805
Net change in unrealized appreciation on investments, options
and foreign currency	3,185,961	3,686,119
Net increase in net assets resulting from operations	4,186,149	5,778,840

Dividends and distributions to shareholders from:
Net investment income:
Class I	—	(9,327)
Net realized gains:
Class A	(887,146)	(1,150,902)
Class C	(153,204)	(163,867)
Class I	(1,154,776)	(1,380,791)
Total dividends and distributions to shareholders	(2,195,126)	(2,704,887)

Increase (decrease) from shares of beneficial interest transactions:
Class A	620,425	(198,956)
Class C	366,857	1,001,925
Class I	(56,803)	5,141,845
Net increase from shares of beneficial interest transactions —
Note 6(a)	930,479	5,944,814

Redemption Fees:
Class A	3	1,346
Class C	—	3
Total Redemption Fees — Note 6(b)	3	1,349
Total increase	2,921,505	9,020,116

Net Assets:
Beginning of period	78,810,548	69,790,432
END OF PERIOD	$81,732,053	$78,810,548
Undistributed net investment income (accumulated loss)	$(67,341)	$(36,753)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Changes in Net Assets (Unaudited) (Continued)

	Alger Analyst Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014

Net investment loss	$(21,560)	$(37,457)
Net realized gain on investments, options and foreign currency	475,445	632,972
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	(11,055)	91,298
Net increase in net assets resulting from operations	442,830	686,813

Dividends and distributions to shareholders from:
Net investment income:
Class A	(27,209)	—
Class I	(11,760)	—
Net realized gains:
Class A	(461,447)	(477,809)
Class C	(26,114)	(32,608)
Class I	(136,646)	(182,876)
Total dividends and distributions to shareholders	(663,176)	(693,293)

Increase (decrease) from shares of beneficial interest transactions:
Class A	616,754	1,690,213
Class C	(7,686)	90,807
Class I	84,021	164,661
Net increase from shares of beneficial interest transactions —
Note 6(a)	693,089	1,945,681
Total increase	472,743	1,939,201

Net Assets:
Beginning of period	8,802,217	6,863,016
END OF PERIOD	$9,274,960	$8,802,217
Undistributed net investment income (accumulated loss)	$(54,341)	$(14,195)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014

Net investment loss	$(551,889)	$(1,081,687)
Net realized gain on investments, options and foreign currency	2,386,823	4,064,728
Net change in unrealized appreciation on investments, options
and foreign currency	425,253	1,116,109
Net increase in net assets resulting from operations	2,260,187	4,099,150

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(2,281,541)	(2,433,734)
Class C	(361,352)	(107,762)
Class Z	(1,765,215)	(1,265,284)
Total dividends and distributions to shareholders	(4,408,108)	(3,806,780)

Increase (decrease) from shares of beneficial interest transactions:
Class A	2,799,375	11,614,091
Class C	1,441,937	4,332,175
Class Z	4,141,605	9,233,825
Net increase from shares of beneficial interest transactions —
Note 6(a)	8,382,917	25,180,091

Redemption Fees:
Class A	508	4,651
Class C	—	155
Total Redemption Fees — Note 6(b)	508	4,806
Total increase	6,235,504	25,477,267

Net Assets:
Beginning of period	84,099,890	58,622,623
END OF PERIOD	$90,335,394	$84,099,890
Undistributed net investment income (accumulated loss)	$(1,562,897)	$(1,036,497)
See Notes to Financial Statements.

THE ALGER FUNDS II
Statement of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014

Net investment loss	$(82,916)	$(32,142)
Net realized loss on investments, options and foreign currency	(727,230)	(882,634)
Net change in unrealized appreciation on investments, options
and foreign currency	1,736,476	546,176
Net increase (decrease) in net assets resulting from operations	926,330	(368,600)

Increase (decrease) from shares of beneficial interest transactions:
Class A	208,437	1,718,949
Class C	695,481	1,715,588
Class I	704,806	1,393,804
Class Z	(41,279)	3,778,018
Net increase from shares of beneficial interest transactions —
Note 6(a)	1,567,445	8,606,359

Redemption Fees:
Class A	10	625
Class C	3	4
Class Z	61	—
Total Redemption Fees — Note 6(b)	74	629
Total increase	2,493,849	8,238,388

Net Assets:
Beginning of period	24,199,986	15,961,598
END OF PERIOD	$26,693,835	$24,199,986
Undistributed net investment income (accumulated loss)	$(105,674)	$(28,202)
See Notes to Financial Statements.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2015(i)	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$19.13	$17.37	$13.82	$12.35	$11.33	$9.28
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.06)	0.05	0.02	(0.05)	(0.06)
Net realized and unrealized gain on
investments	1.35	2.82	3.91	1.66	1.07	2.11
Total from investment operations	1.33	2.76	3.96	1.68	1.02	2.05
Dividends from net investment income	–	–	(0.09)	–	–	–
Distributions from net realized gains	(2.38)	(1.00)	(0.32)	(0.21)	–	–
Net asset value, end of period	$18.08	$19.13	$17.37	$13.82	$12.35	$11.33
Total return(iii)	7.46%	16.56%	29.29%	14.00%	9.00%	22.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,104,163	$1,846,479	$1,866,317	$1,158,220	$ 836,857	$ 488,872
Ratio of gross expenses to average
net assets	1.36%(iv)	1.52%(v)	1.52%(vi)	1.49%(vii)	1.58%(viii)	1.74%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	–
Ratio of net expenses to average net
assets	1.36%	1.52%	1.52%	1.49%	1.58%	1.74%
Ratio of net investment income (loss) to
average net assets	(0.20)%	(0.35)%	0.35%	0.16%	(0.38)%	(0.57)%
Portfolio turnover rate	65.66%	149.01%	113.69%	139.90%	163.11%	252.68%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 4/30/15
(v) Includes 0.27% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(viii) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11
(ix) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2015(i)	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$18.35	$16.81	$13.43	$12.09	$11.18	$9.23
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.19)	(0.07)	(0.07)	(0.13)	(0.14)
Net realized and unrealized gain on
investments	1.28	2.73	3.79	1.62	1.04	2.09
Total from investment operations	1.20	2.54	3.72	1.55	0.91	1.95
Dividends from net investment income	–	–	(0.02)	–	–	–
Distributions from net realized gains	(2.38)	(1.00)	(0.32)	(0.21)	–	–
Net asset value, end of period	$17.17	$18.35	$16.81	$13.43	$12.09	$11.18
Total return(iii)	7.04%	15.69%	28.38%	13.12%	8.20%	21.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$ 784,708	$ 650,438	$ 458,750	$ 242,972	$ 134,399	$ 47,351
Ratio of gross expenses to average
net assets	2.11%(iv)	2.27%(v)	2.28%(vi)	2.24%(vii)	2.32%(viii)	2.52%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	–
Ratio of net expenses to average net
assets	2.11%	2.27%	2.28%	2.24%	2.32%	2.52%
Ratio of net investment income (loss) to
average net assets	(0.95)%	(1.12)%	(0.46)%	(0.57)%	(1.11)%	(1.38)%
Portfolio turnover rate	65.66%	149.01%	113.69%	139.90%	163.11%	252.68%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 4/30/15
(v) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.13% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(viii) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/11
(ix) Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/10

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2015(i)	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$19.27	$17.48	$13.92	$12.42	$11.39	$9.32
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.06)	0.06	0.03	(0.04)	(0.05)
Net realized and unrealized gain on
investments	1.36	2.85	3.91	1.68	1.07	2.12
Total from investment operations	1.34	2.79	3.97	1.71	1.03	2.07
Dividends from net investment income	–	–	(0.09)	–	–	–
Distributions from net realized gains	(2.38)	(1.00)	(0.32)	(0.21)	–	–
Net asset value, end of period	$18.23	$19.27	$17.48	$13.92	$12.42	$11.39
Total return(iii)	7.46%	16.63%	29.30%	14.07%	9.10%	22.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,099,743	$1,030,304	$ 736,036	$ 431,557	$ 266,366	$ 116,343
Ratio of gross expenses to average
net assets	1.34%(iv)	1.50%(v)	1.50%(vi)	1.43%(vii)	1.50%(viii)	1.64%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	(0.01)%
Ratio of net expenses to average net
assets	1.34%	1.50%	1.50%	1.43%	1.50%	1.63%
Ratio of net investment income (loss) to
average net assets	(0.18)%	(0.35)%	0.36%	0.25%	(0.29)%	(0.46)%
Portfolio turnover rate	65.66%	149.01%	113.69%	139.90%	163.11%	252.68%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.
(iv) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 4/30/15
(v) Includes 0.28% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vi) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(vii) Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(viii) Includes 0.18% related to dividend expense on short positions and interest expense for the period ended 10/31/11
(ix) Includes 0.32% related to dividend expense on short positions and interest expense for the period ended 10/31/10

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund			Class Z
					From 12/29/2010
Six ended months		Year ended	Year ended	Year ended	(commencement of operations) to
4/30/2015(i) 10/31/2014 10/31/2013 10/31/2012 10/31/2011(ii)
Net asset value, beginning of period	$19.30	$17.46	$13.90	$12.38	$12.20
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	0.01	(0.02)	0.10	0.08	–
Net realized and unrealized gain on
investments	1.36	2.86	3.91	1.65	0.18
Total from investment operations	1.37	2.84	4.01	1.73	0.18
Dividends from net investment income	–	–	(0.13)	–	–
Distributions from net realized gains	(2.38)	(1.00)	(0.32)	(0.21)	–
Net asset value, end of period	$18.29	$19.30	$17.46	$13.90	$12.38
Total return(iv)	7.57%	17.01%	29.68%	14.28%	1.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,028,946	$ 928,600	$ 367,709	$ 215,244	$3,373
Ratio of gross expenses to average
net assets	1.05%(v)	1.23%(vi)	1.20%(vii)	1.20%(viii)	2.65%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	–	(1.41)%
Ratio of net expenses to average net
assets	1.05%	1.23%	1.20%	1.20%	1.24%
Ratio of net investment income (loss) to
average net assets	0.11%	(0.11)%	0.65%	0.60%	(0.01)%
Portfolio turnover rate	65.66%	149.01%	113.69%	139.90%	163.11%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.
(v) Includes 0.15% related to dividend expense on short positions and interest expense for the period ended 4/30/15
(vi) Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vii) Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(viii) Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(ix) Includes 0.14% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Green Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2015(i)	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$9.14	$8.78	$6.68	$6.01	$6.03	$5.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	–	–	0.01	0.01	(0.01)	(0.01)
Net realized and unrealized gain (loss)
on investments	0.49	0.69	2.10	0.66	(0.01)	0.80
Total from investment operations	0.49	0.69	2.11	0.67	(0.02)	0.79
Dividends from net investment income	–	–	(0.01)	–	–	–
Distributions from net realized gains	(0.26)	(0.33)	–	–	–	–
Net asset value, end of period	$9.37	$9.14	$8.78	$6.68	$6.01	$6.03
Total return(iii)	5.42%	7.99%	31.63%	11.15%	(0.30)%	15.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$ 33,107	$ 31,662	$ 30,586	$ 26,243	$ 27,018	$ 37,545
Ratio of gross expenses to average
net assets	1.28%	1.33%	1.41%	1.49%	1.46%	1.44%
Ratio of expense reimbursements to
average net assets	–	–	(0.06)%	(0.17)%	(0.21)%	(0.19)%
Ratio of net expenses to average net
assets	1.28%	1.33%	1.35%	1.32%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.05)%	(0.05)%	0.18%	0.12%	(0.14)%	(0.21)%
Portfolio turnover rate	9.07%	24.22%	43.35%	21.25%	28.25%	29.44%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Green Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2015(i)	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$8.71	$8.45	$6.47	$5.88	$5.94	$5.20
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.07)	(0.05)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss)
on investments	0.47	0.66	2.03	0.64	(0.01)	0.79
Total from investment operations	0.43	0.59	1.98	0.59	(0.06)	0.74
Distributions from net realized gains	(0.26)	(0.33)	–	–	–	–
Net asset value, end of period	$8.88	$8.71	$8.45	$6.47	$5.88	$5.94
Total return(iii)	4.98%	7.09%	30.45%	10.03%	(1.00)%	14.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,735	$5,261	$4,096	$2,484	$2,517	$2,436
Ratio of gross expenses to average
net assets	2.07%	2.09%	2.16%	2.31%	2.25%	2.26%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.10)%	(0.25)%	(0.26)%
Ratio of net expenses to average net
assets	2.07%	2.09%	2.16%	2.21%	2.00%	2.00%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(0.81)%	(0.69)%	(0.77)%	(0.90)%	(0.97)%
Portfolio turnover rate	9.07%	24.22%	43.35%	21.25%	28.25%	29.44%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Green Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2015(i)	10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$9.12	$8.77	$6.67	$6.01	$6.02	$5.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	–	–	0.01	0.01	(0.01)	(0.01)
Net realized and unrealized gain on
investments	0.49	0.68	2.10	0.65	–	0.79
Total from investment operations	0.49	0.68	2.11	0.66	(0.01)	0.78
Dividends from net investment income	–	–	(0.01)	–	–	–
Distributions from net realized gains	(0.26)	(0.33)	–	–	–	–
Net asset value, end of period	$9.35	$9.12	$8.77	$6.67	$6.01	$6.02
Total return(iii)	5.42%	7.91%	31.68%	11.00%	(0.20)%	14.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$ 42,890	$ 41,888	$ 35,108	$ 19,717	$ 19,604	$ 13,461
Ratio of gross expenses to average
net assets	1.28%	1.30%	1.35%	1.52%	1.63%	1.47%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.20)%	(0.38)%	(0.22)%
Ratio of net expenses to average net
assets	1.28%	1.30%	1.35%	1.32%	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.05)%	(0.03)%	0.14%	0.10%	(0.16)%	(0.22)%
Portfolio turnover rate	9.07%	24.22%	43.35%	21.25%	28.25%	29.44%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Analyst Fund			Class A
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2015(i)		10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$13.74	$13.86	$10.83	$9.85	$9.54	$8.02
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.06)	(0.01)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain on
investments	0.70	1.33	3.66	1.01	0.36	1.57
Total from investment operations	0.67	1.27	3.65	0.98	0.31	1.52
Dividends from net investment income	(0.06)	–	–	–	–	–
Distributions from net realized gains	(0.96)	(1.39)	(0.62)	–	–	–
Net asset value, end of period	$13.39	$13.74	$13.86	$10.83	$9.85	$9.54
Total return(iii)	5.04%	9.83%	35.40%	10.00%	3.20%	19.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,914	$6,459	$4,766	$2,524	$2,306	$2,236
Ratio of gross expenses to average
net assets	2.54%	2.75%	4.07%	4.85%	5.31%	5.68%
Ratio of expense reimbursements to
average net assets	(1.18)%	(1.45)%	(2.77)%	(3.58)%	(4.11)%	(4.48)%
Ratio of net expenses to average net
assets	1.36%	1.30%	1.30%	1.27%	1.20%	1.20%
Ratio of net investment income (loss) to
average net assets	(0.45)%	(0.43)%	(0.07)%	(0.30)%	(0.50)%	(0.60)%
Portfolio turnover rate	64.42%	170.12%	158.26%	158.39%	141.68%	73.54%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Analyst Fund			Class C
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2015(i)		10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$13.09	$13.35	$10.51	$9.62	$9.39	$7.95
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.07)	(0.14)	(0.09)	(0.10)	(0.12)	(0.12)
Net realized and unrealized gain on
investments	0.66	1.27	3.55	0.99	0.35	1.56
Total from investment operations	0.59	1.13	3.46	0.89	0.23	1.44
Dividends from net investment income	–	–	–	–	–	–
Distributions from net realized gains	(0.96)	(1.39)	(0.62)	–	–	–
Net asset value, end of period	$12.72	$13.09	$13.35	$10.51	$9.62	$9.39
Total return(iii)	4.68%	9.09%	34.63%	9.25%	2.40%	18.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$350	$368	$282	$184	$165	$166
Ratio of gross expenses to average
net assets	3.32%	3.53%	5.49%	6.00%	6.45%	6.54%
Ratio of expense reimbursements to
average net assets	(1.37)%	(1.58)%	(3.54)%	(4.05)%	(4.50)%	(4.59)%
Ratio of net expenses to average net
assets	1.95%	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income (loss) to
average net assets	(1.04)%	(1.08)%	(0.73)%	(0.99)%	(1.25)%	(1.35)%
Portfolio turnover rate	64.42%	170.12%	158.26%	158.39%	141.68%	73.54%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Analyst Fund			Class I
Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
4/30/2015(i)		10/31/2014	10/31/2013	10/31/2012	10/31/2011	10/31/2010
Net asset value, beginning of period	$13.73	$13.85	$10.82	$9.84	$9.53	$8.01
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.06)	(0.01)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain on
investments	0.69	1.33	3.66	1.01	0.36	1.57
Total from investment operations	0.66	1.27	3.65	0.98	0.31	1.52
Dividends from net investment income	(0.08)	–	–	–	–	–
Distributions from net realized gains	(0.96)	(1.39)	(0.62)	–	–	–
Net asset value, end of period	$13.35	$13.73	$13.85	$10.82	$9.84	$9.53
Total return(iii)	5.02%	9.84%	35.44%	10.00%	3.30%	19.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,011	$1,975	$1,815	$1,180	$776	$183
Ratio of gross expenses to average
net assets	2.55%	2.79%	4.07%	5.95%	6.91%	14.02%
Ratio of expense reimbursements to
average net assets	(1.19)%	(1.49)%	(2.77)%	(4.68)%	(5.71)%	(12.82)%
Ratio of net expenses to average net
assets	1.36%	1.30%	1.30%	1.27%	1.20%	1.20%
Ratio of net investment income (loss) to
average net assets	(0.45)%	(0.41)%	(0.08)%	(0.33)%	(0.50)%	(0.60)%
Portfolio turnover rate	64.42%	170.12%	158.26%	158.39%	141.68%	73.54%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund			Class A
						From 11/2/2009
	Six ended months	Year ended	Year ended	Year ended	Year ended	(commencement of operations) to
	4/30/2015(i) 10/31/2014 10/31/2013 10/31/2012 10/31/2011 10/31/2010(ii)
Net asset value, beginning of period	$12.86	$12.90	$11.12	$10.64	$10.55	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.09)	(0.20)	(0.16)	(0.14)	(0.21)	(0.20)
Net realized and unrealized gain on
investments	0.49	0.96	1.94	0.77	0.30	0.75
Total from investment operations	0.40	0.76	1.78	0.63	0.09	0.55
Distributions from net realized gains	(0.74)	(0.80)	–	(0.15)	–	–
Net asset value, end of period	$12.52	$12.86	$12.90	$11.12	$10.64	$10.55
Total return(iv)	3.19%	6.15%	16.01%	6.07%	0.90%	5.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$ 50,100	$ 48,464	$ 36,712	$ 21,741	$ 11,514	$ 14,527
Ratio of gross expenses to average
net assets	2.21%(v)	2.46%(vi)	2.61%(vii)	2.98%(viii)	3.09%(ix)	3.30%(x)
Ratio of expense reimbursements to
average net assets	–	–	(0.03)%	(0.36)%	(0.62)%	(0.78)%
Ratio of net expenses to average net
assets	2.21%	2.46%	2.58%	2.62%	2.47%	2.52%
Ratio of net investment income (loss) to
average net assets	(1.46)%	(1.57)%	(1.37)%	(1.26)%	(1.87)%	(2.00)%
Portfolio turnover rate	66.14%	205.45%	201.50%	257.74%	430.05%	438.65%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.
(v) Includes 0.41% related to dividend expense on short positions and interest expense for the period ended 4/30/15
(vi) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(viii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(ix) Includes 0.47% related to dividend expense on short positions and interest expense for the period ended 10/31/11
(x) Includes 0.45% related to dividend expense on short positions and interest expense for the period ended 10/31/10

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund			Class C
					From 12/29/2010
Six ended months		Year ended	Year ended	Year ended	(commencement of operations) to
4/30/2015(i) 10/31/2014 10/31/2013 10/31/2012 10/31/2011(ii)
Net asset value, beginning of period	$12.47	$12.62	$10.95	$10.57	$10.96
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.13)	(0.29)	(0.25)	(0.22)	(0.23)
Net realized and unrealized gain (loss)
on investments	0.47	0.94	1.92	0.75	(0.16)
Total from investment operations	0.34	0.65	1.67	0.53	(0.39)
Distributions from net realized gains	(0.74)	(0.80)	–	(0.15)	–
Net asset value, end of period	$12.07	$12.47	$12.62	$10.95	$10.57
Total return(iv)	2.80%	5.38%	15.15%	5.25%	(3.60)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$7,060	$5,808	$1,407	$622	$539
Ratio of gross expenses to average
net assets	2.97%(v)	3.23%(vi)	3.36%(vii)	4.00%(viii)	4.12%(ix)
Ratio of expense reimbursements to
average net assets	–	–	(0.03)%	(0.62)%	(0.96)%
Ratio of net expenses to average net
assets	2.97%	3.23%	3.33%	3.38%	3.16%
Ratio of net investment income (loss) to
average net assets	(2.20)%	(2.36)%	(2.13)%	(2.05)%	2.56%
Portfolio turnover rate	66.14%	205.45%	201.50%	257.74%	430.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.
(v) Includes 0.42% related to dividend expense on short positions and interest expense for the period ended 4/30/15
(vi) Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(viii) Includes 0.63% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(ix) Includes 0.41% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities
Fund			Class Z
					From 12/29/2010
	Six ended months	Year ended	Year ended	Year ended	(commencement of operations) to
	4/30/2015(i) 10/31/2014 10/31/2013 10/31/2012 10/31/2011(ii)
Net asset value, beginning of period	$12.99	$12.98	$11.16	$10.66	$10.96
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.07)	(0.16)	(0.13)	(0.10)	(0.15)
Net realized and unrealized gain (loss)
on investments	0.49	0.97	1.95	0.75	(0.15)
Total from investment operations	0.42	0.81	1.82	0.65	(0.30)
Distributions from net realized gains	(0.74)	(0.80)	–	(0.15)	–
Net asset value, end of period	$12.67	$12.99	$12.98	$11.16	$10.66
Total return(iv)	3.32%	6.52%	16.29%	6.34%	(2.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$ 33,175	$ 29,828	$ 20,504	$ 17,158	$ 11,368
Ratio of gross expenses to average
net assets	1.94%(v)	2.18%(vi)	2.34%(vii)	2.73%(viii)	11.84%(ix)
Ratio of expense reimbursements to
average net assets	–	–	–	(0.35)%	(9.30)%
Ratio of net expenses to average net
assets	1.94%	2.18%	2.34%	2.38%	2.54%
Ratio of net investment income (loss) to
average net assets	(1.18)%	(1.29)%	(1.08)%	(0.90)%	(1.92)%
Portfolio turnover rate	66.14%	205.45%	201.50%	257.74%	430.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.
(v) Includes 0.42% related to dividend expense on short positions and interest expense for the period ended 4/30/15
(vi) Includes 0.57% related to dividend expense on short positions and interest expense for the period ended 10/31/14
(vii) Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/13
(viii) Includes 0.62% related to dividend expense on short positions and interest expense for the period ended 10/31/12
(ix) Includes 0.79% related to dividend expense on short positions and interest expense for the period ended 10/31/11

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class A
					From 12/29/2010
Six ended months		Year ended	Year ended	Year ended	(commencement of operations) to
4/30/2015(i) 10/31/2014 10/31/2013 10/31/2012 10/31/2011(ii)
Net asset value, beginning of period	$9.44	$9.57	$8.52	$8.32	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.03)	(0.01)	0.02	0.03	0.04
Net realized and unrealized gain (loss)
on investments	0.37	(0.12)	1.19	0.17	(1.72)
Total from investment operations	0.34	(0.13)	1.21	0.20	(1.68)
Dividends from net investment income	–	–	(0.16)	–	–
Net asset value, end of period	$9.78	$9.44	$9.57	$8.52	$8.32
Total return(iv)	3.60%	(1.36)%	14.31%	2.40%	(16.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$7,371	$6,931	$5,260	$1,176	$764
Ratio of gross expenses to average
net assets	2.80%	2.99%	3.49%	4.43%	4.60%
Ratio of expense reimbursements to
average net assets	(1.10)%	(1.29)%	(1.79)%	(2.73)%	(2.90)%
Ratio of net expenses to average net
assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.69)%	(0.13)%	0.19%	0.31%	0.51%
Portfolio turnover rate	54.75%	98.25%	103.59%	150.09%	121.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class C
					From 12/29/2010
Six ended months		Year ended	Year ended	Year ended	(commencement of operations) to
4/30/2015(i) 10/31/2014 10/31/2013 10/31/2012 10/31/2011(ii)
Net asset value, beginning of period	$9.23	$9.42	$8.37	$8.23	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.06)	(0.08)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain (loss)
on investments	0.35	(0.11)	1.17	0.19	(1.74)
Total from investment operations	0.29	(0.19)	1.11	0.14	(1.77)
Dividends from net investment income	–	–	(0.06)	–	–
Net asset value, end of period	$9.52	$9.23	$9.42	$8.37	$8.23
Total return(iv)	3.14%	(2.02)%	13.34%	1.70%	(17.70)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,955	$2,151	$484	$151	$142
Ratio of gross expenses to average
net assets	3.54%	3.79%	4.75%	5.61%	5.99%
Ratio of expense reimbursements to
average net assets	(1.09)%	(1.34)%	(2.30)%	(3.16)%	(3.54)%
Ratio of net expenses to average net
assets	2.45%	2.45%	2.45%	2.45%	2.45%
Ratio of net investment income (loss) to
average net assets	(1.39)%	(0.84)%	(0.73)%	(0.57)%	(0.39)%
Portfolio turnover rate	54.75%	98.25%	103.59%	150.09%	121.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund			Class I
					From 12/29/2010
Six ended months		Year ended	Year ended	Year ended	(commencement of operations) to
4/30/2015(i) 10/31/2014 10/31/2013 10/31/2012 10/31/2011(ii)
Net asset value, beginning of period	$9.38	$9.51	$8.48	$8.28	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.03)	(0.02)	0.01	0.01	–
Net realized and unrealized gain (loss)
on investments	0.36	(0.11)	1.19	0.19	(1.72)
Total from investment operations	0.33	(0.13)	1.20	0.20	(1.72)
Dividends from net investment income	–	–	(0.17)	–	–
Net asset value, end of period	$9.71	$9.38	$9.51	$8.48	$8.28
Total return(iv)	3.62%	(1.37)%	14.26%	2.42%	(17.20)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$ 12,610	$ 11,451	$ 10,218	$8,712	$8,490
Ratio of gross expenses to average
net assets	2.74%	2.92%	3.45%	4.28%	4.16%
Ratio of expense reimbursements to
average net assets	(1.04)%	(1.22)%	(1.75)%	(2.58)%	(2.46)%
Ratio of net expenses to average net
assets	1.70%	1.70%	1.70%	1.70%	1.70%
Ratio of net investment income (loss) to
average net assets	(0.67)%	(0.16)%	0.06%	0.15%	0.05%
Portfolio turnover rate	54.75%	98.25%	103.59%	150.09%	121.91%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class Z

	Six months	From 2/28/2014
	ended	(commencement of operations) to
	4/30/2015(i)	10/31/2014(ii)
Net asset value, beginning of period	$9.41	$9.24
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.01)	0.02
Net realized and unrealized gain on
investments	0.37	0.15
Total from investment operations	0.36	0.17
Net asset value, end of period	$9.77	$9.41
Total return(iv)	3.83%	1.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$3,758	$3,667
Ratio of gross expenses to average
net assets	2.67%	3.35%
Ratio of expense reimbursements to
average net assets	(1.42)%	(2.10)%
Ratio of net expenses to average net
assets	1.25%	1.25%
Ratio of net investment income (loss) to
average net assets	(0.26)%	0.29%
Portfolio turnover rate	54.75%	98.25%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Funds II (the “Trust”) is a diversified open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The
Fund qualifies as an investment company as defined in the Financial Accounting Standards
Board Accounting Standards Codification 946-Financial Services – Investment Companies.
The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in five funds—Alger Spectra Fund, Alger Green Fund, Alger Analyst
Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A shares, Class C shares,
Class I shares and Class Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I shares and Class Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-
transfer agency services.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees.
Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor. The Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Statement of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.
To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to gain or loss from the securities sold short.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2015.
(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds, and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the tax returns for the Alger Spectra Fund, Alger Green Fund, Alger Analyst
Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets Fund remains open for the tax years 2011-2014 and the intermediary period through April 30, 2015.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. All such adjustments are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Investment Advisory Agreement with Fred Alger Management, Inc., (“Alger Management”
or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April
30, 2015, is set forth below under the heading “Actual Rate.”:

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Spectra Fund(a)	0.900%	0.750%	0.650%	0.860%
Alger Green Fund(b)	0.710	0.650	—	0.710
Alger Analyst Fund(b)	0.750	0.700	—	0.750
Alger Dynamic Opportunities Fund(b)	1.200	1.000	—	1.200
Alger Emerging Markets Fund(c)	1.100	—	—	1.100

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and
$4 billion and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of
$1 billion.

(c) Tier 1 rate is paid on all assets.

Alger Management has established expense caps for several share classes, effective through
February 28, 2016, whereby it reimburses the share classes if annualized operating expenses
(excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED /
					REIMBURSED FOR
					THE SIX MONTHS
		CLASS			ENDED
	A	C	I	Z	APRIL 30, 2015
Alger Analyst Fund	1.50%	1.95%	1.50%	–	$54,109
Alger Emerging Markets Fund	1.70	2.45	1.70	1.25%	68,895

Alger Management voluntarily reduced its advisory fee for the Alger Emerging Markets
Fund by $64,500 for the six months ended April 30, 2015.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees: The Trust has adopted a distribution plan pursuant to which Class
A shares, Class C shares and Class I shares of each Fund pay Fred Alger & Company,
Incorporated, the distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate listed below of the respective average daily net assets of the share class of the designated
Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the share class and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2015, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc, were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Spectra Fund	$6,676	$35,831
Alger Green Fund	1,185	1,268
Alger Analyst Fund	–	529
Alger Dynamic Opportunities Fund	–	607
Alger Emerging Markets Fund	15	42

(e) Brokerage Commissions: During the six months ended April 30, 2015, Alger Spectra Fund,
Alger Green Fund, Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger
Emerging Markets Fund paid Alger Inc., an affiliate of Alger Management, $891,624, $925,
$3,618, $9,048, and $297, respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management, to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of the daily net assets of the Class I shares and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Fund, subject to certain limitations, as approved by the Board. For the six months ended
April 30, 2015, Alger Management charged back to Alger Spectra Fund, Alger Green Fund,
Alger Analyst Fund, Alger Dynamic Opportunities Fund and Alger Emerging Markets
Fund $503,597, $15,792, $237, $9,159 and $2,636, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations

(g) Trustees’ Fees: From November 1, 2014 through February 28, 2015, the Fund paid each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $24,300 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of the Fund’s audit committee received $81 from the Fund for each audit committee meeting attended, to a maximum of $324 per annum.
Effective March 1, 2015, each Independent Trustee receives a fee of $25,875 for each meeting attended, to a maximum of $103,500 per annum, paid pro rata by each Fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $24,300 per annum paid pro rata by each fund in the Alger Fund Complex.
Additional, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum, paid pro rata by each Fund in the Alger
Fund Complex.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2015.
During the six months ended April 30, 2015, Alger Spectra Fund, Alger Green Fund, Alger
Dynamic Opportunities Fund and Alger Emerging Markets Fund earned interfund loan interest income of $19,864, $182, $529 and $16, respectively.

(i) Other Transactions with Affiliates: Certain officers of the Trust are directors and officers of
Alger Management and Alger Inc. At April 30, 2015, Alger Management and its affiliates owned the following shares:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

		SHARE CLASS
	A	C	I	Z
Alger Spectra Fund	1,602,556 14,423		14,344	104
Alger Green Fund	—	—	—	—
Alger Analyst Fund	414,046	14,847	128,988	—
Alger Dynamic Opportunities Fund	129,880	105	—	1,732,953
Alger Emerging Markets Fund	115,052	101	1,007,783 10,823

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than short-term securities, purchased options and short sales for the six months ended April 30, 2015:

	PURCHASES	SALES
Alger Spectra Fund	$3,423,902,515	$3,182,517,532
Alger Green Fund	6,961,572	7,588,301
Alger Analyst Fund	5,774,846	5,866,530
Alger Dynamic Opportunities Fund	38,037,014	35,629,804
Alger Emerging Markets Fund	14,657,866	13,019,966

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the six months ended April 30, 2015, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Spectra Fund	$183,749	2.19%
Alger Analyst Fund	2,433	2.20
Alger Dynamic Opportunities Fund	79,593	2.19
Alger Emerging Markets Fund	12,727	2.20

The highest amount borrowed during the six months ended April 30, 2015 for each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$33,255,669
Alger Analyst Fund	292,054
Alger Dynamic Opportunities Fund	1,806,187
Alger Emerging Markets Fund	365,869

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into five series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	20,191,082	$365,970,551	32,338,699	$579,845,405
Shares converted from Class C	719	12,414	22	389
Dividends reinvested	11,977,865	207,942,485	5,854,567	100,640,010
Shares redeemed	(12,277,267)	(222,736,373)	(49,152,547)	(904,843,079)
Net increase (decrease)	19,892,399	$351,189,077	(10,959,259)	$(224,357,275)
Class C:
Shares sold	9,180,680	$157,799,559	10,495,116	$181,342,515
Shares converted to Class A	(755)	(12,414)	(23)	(389)
Dividends reinvested	4,064,447	67,185,473	1,307,096	21,684,718
Shares redeemed	(2,988,359)	(51,707,107)	(3,642,642)	(62,917,415)
Net increase	10,256,013	$173,265,511	8,159,547	$140,109,429
Class I:
Shares sold	14,683,540	$266,756,070	21,286,862	$384,958,874
Dividends reinvested	7,049,801	123,371,317	2,350,328	40,684,169
Shares redeemed	(14,861,108)	(268,125,903)	(12,278,080)	(222,493,127)
Net increase	6,872,233	$122,001,484	11,359,110	$203,149,916
Class Z:
Shares sold	10,528,987	$191,390,079	37,571,892	$703,742,849
Dividends reinvested	4,088,271	71,708,282	358,899	6,208,950
Shares redeemed	(6,461,086)	(118,246,376)	(10,885,301)	(198,541,023)
Net increase	8,156,172	$144,851,985	27,045,490	$511,410,776

Alger Green Fund
Class A:
Shares sold	359,765	$3,301,070	828,187	$7,358,641
Dividends reinvested	87,670	790,782	121,073	1,054,550
Shares redeemed	(378,091)	(3,471,424)	(968,434)	(8,610,801)
Net increase (decrease)	69,344	$620,428	(19,174)	$(197,610)
Class C:
Shares sold	70,966	$624,548	185,722	$1,571,391
Dividends reinvested	15,308	131,343	16,476	137,736
Shares redeemed	(44,498)	(389,034)	(83,282)	(707,199)
Net increase	41,776	$366,857	118,916	$1,001,928
Class I:
Shares sold	540,709	$4,995,791	1,645,240	$14,568,124
Dividends reinvested	126,542	1,140,144	157,333	1,368,794
Shares redeemed	(672,543)	(6,192,738)	(1,216,946)	(10,795,073)
Net increase (decrease)	(5,292) $	$(56,803)	585,627	$5,141,845

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Analyst Fund
Class A:
Shares sold	18,741	$260,277	113,069	$1,535,251
Dividends reinvested	36,998	484,675	35,523	457,530
Shares redeemed	(9,526)	(128,198)	(22,216)	(302,568)
Net increase	46,213	$616,754	126,376	$1,690,213
Class C:
Shares sold	770	$10,000	6,256	$83,134
Dividends reinvested	2,094	26,114	2,589	31,952
Shares redeemed	(3,452)	(43,800)	(1,865)	(24,279)
Net increase (decrease)	(588)	$(7,686)	6,980	$90,807
Class I:
Shares sold	3,749	$49,374	40,453	$542,527
Dividends reinvested	9,914	129,474	12,461	160,368
Shares redeemed	(6,942)	(94,827)	(40,038)	(538,234)
Net increase	6,721	$84,021	12,876	$164,661

Alger Dynamic Opportunities Fund
Class A:
Shares sold	1,844,842	$23,487,710	2,969,594	$37,388,559
Dividends reinvested	184,459	2,266,955	196,268	2,425,867
Shares redeemed	(1,796,636)	(22,954,782)	(2,244,716)	(28,195,684)
Net increase	232,665	$2,799,883	921,146	$11,618,742
Class C:
Shares sold	171,263	$2,071,763	388,509	$4,753,942
Dividends reinvested	29,847	354,289	8,722	105,191
Shares redeemed	(81,905)	(984,115)	(43,152)	(526,803)
Net increase	119,205	$1,441,937	354,079	$4,332,330
Class Z:
Shares sold	437,858	$5,598,179	742,459	$9,566,861
Dividends reinvested	142,127	1,765,215	101,629	1,265,283
Shares redeemed	(258,003)	(3,221,789)	(127,352)	(1,598,319)
Net increase	321,982	$4,141,605	716,736	$9,233,825

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	164,933	$1,515,553	650,411	$6,150,709
Shares redeemed	(144,992)	(1,307,106)	(466,138)	(4,431,135)
Net increase	19,941	$208,447	184,273	$1,719,574
Class C:
Shares sold	96,595	$866,066	187,274	$1,767,329
Shares redeemed	(19,288)	(170,582)	(5,639)	(51,737)
Net increase	77,307	$695,484	181,635	$1,715,592
Class I:
Shares sold	95,838	$868,699	234,530	$2,208,761
Shares redeemed	(18,338)	(163,893)	(88,851)	(814,957)
Net increase	77,500	$704,806	145,679	$1,393,804
Class Z:
Shares sold	154,425	$1,383,034	395,253	$3,829,565
Shares redeemed	(159,347)	(1,424,252)	(5,520)	(51,547)
Net increase (decrease)	(4,922)	$(41,218)	389,733	$3,778,018

(b) Redemption Fee: Prior to March 1, 2015, the Funds imposed a 2.00% redemption fee on certain Class A and Class C shares redeemed (including shares redeemed by exchange)
within 30 days after such shares were acquired. The fees retained by the Funds are included as paid-in capital on the accompanying Statement of Assets and Liabilities.
NOTE 7 — Income Tax Information:
At October 31, 2014, the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains.

Alger Emerging
Expiration Dates	Markets Fund
POST ACT	$2,015,972
Total	2,015,972

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration (“POST
ACT”). In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of April 30, 2015 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$ 860,383,967	$ 860,298,387	—	$85,580
Consumer Staples	308,273,773	308,273,773	—	—
Energy	265,975,018	265,975,018	—	—
Financials	251,649,612	251,649,612	—	—
Health Care	958,105,846	958,105,846	—	—
Industrials	473,020,663	473,020,663	—	—
Information Technology	1,606,982,954 1,604,506,598		—	2,476,356
Materials	109,055,569	109,055,569	—	—
Telecommunication Services	63,280,561	63,280,561	—	—
Utilities	36,183,953	36,183,953	—	—
TOTAL COMMON STOCKS	$ 4,932,911,916	$ 4,930,349,980	—	$2,561,936
MASTER LIMITED PARTNERSHIP
Financials	146,618,088	146,618,088	—	—
PREFERRED STOCKS
Consumer Discretionary	2,545,472	—	—	2,545,472
Health Care	20,632,410	—	—	20,632,410
Information Technology	11,415,105	—	—	11,415,105
TOTAL PREFERRED STOCKS	$34,592,987	—	—	$34,592,987
REAL ESTATE INVESTMENT TRUST
Financials	65,492,775	65,492,775	—	—
TOTAL INVESTMENTS IN
SECURITIES	$ 5,179,615,766	$ 5,142,460,843	—	$37,154,923
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	44,045,582	44,045,582	—	—
Energy	13,217,413	13,217,413	—	—
Financials	21,633,000	21,633,000	—	—
Health Care	5,407,540	5,407,540	—	—
Industrials	42,867,905	42,867,905	—	—
Information Technology	45,519,699	45,519,699	—	—
Materials	8,766,156	8,766,156	—	—
TOTAL COMMON STOCKS	$181,457,295	$181,457,295	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Green Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$ 18,413,743	$ 18,412,006	—	$1,737
Consumer Staples	6,058,626	6,058,626	—	—
Financials	731,546	731,546	—	—
Health Care	6,808,974	6,808,974	—	—
Industrials	16,530,987	16,530,987	—	—
Information Technology	24,438,802	24,438,802	—	—
Materials	2,471,145	2,471,145	—	—
Utilities	3,454,202	3,454,202	—	—
TOTAL COMMON STOCKS	$78,908,025	$78,906,288	—	$1,737
PREFERRED STOCKS
Consumer Discretionary	48,496	—	—	48,496
TOTAL INVESTMENTS IN
SECURITIES	$78,956,521	$78,906,288	—	$50,233

Alger Analyst Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,624,932	$2,624,932	—	—
Consumer Staples	253,131	253,131	—	—
Energy	756,412	756,412	—	—
Financials	271,170	271,170	—	—
Health Care	1,293,548	1,293,548	—	—
Industrials	1,243,247	1,243,247	—	—
Information Technology	1,740,760	1,740,760	—	—
Materials	351,514	351,514	—	—
Telecommunication Services	117,138	117,138	—	—
TOTAL COMMON STOCKS	$8,651,852	$8,651,852	—	—
MASTER LIMITED PARTNERSHIP
Energy	122,897	122,897	—	—
Financials	135,209	135,209	—	—
TOTAL MASTER LIMITED
PARTNERSHIP	$258,106	$258,106	—	—
REAL ESTATE INVESTMENT TRUST
Financials	133,147	133,147	—	—
TOTAL INVESTMENTS IN
SECURITIES	$9,043,105	$9,043,105	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$7,721,068	$7,721,068	—	—
Consumer Staples	1,947,482	1,947,482	—	—
Energy	1,161,631	1,161,631	—	—
Exchange Traded Funds	151,670	151,670	—	—
Financials	3,302,712	3,302,712	—	—
Health Care	11,758,549	11,758,549	—	—
Industrials	4,953,879	4,953,879	—	—
Information Technology	23,375,378	23,328,409	—	46,969
Materials	1,132,895	1,132,895	—	—
Telecommunication Services	404,888	404,888	—	—
Utilities	859,777	859,777	—	—
TOTAL COMMON STOCKS	$56,769,929	$56,722,960	—	$46,969
MASTER LIMITED PARTNERSHIP
Energy	652,778	652,778	—	—
Financials	1,805,721	1,805,721	—	—
TOTAL MASTER LIMITED
PARTNERSHIP	$2,458,499	$2,458,499	—	—
PREFERRED STOCKS
Health Care	636,865	—	—	636,865
Information Technology	216,507	—	—	216,507
TOTAL PREFERRED STOCKS	$853,372	—	—	$853,372
REAL ESTATE INVESTMENT TRUST
Financials	764,782	764,782	—	—
RIGHTS
Health Care	25,932	—	—	25,932
U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
U.S. Government & Agency	24,999,861	—	24,999,861	—
TOTAL INVESTMENTS IN
SECURITIES	$85,872,375	$59,946,241	$24,999,861	$926,273
SECURITIES SOLD SHORT
COMMON STOCKS
Consumer Discretionary	1,996,080	1,996,080	—	—
Consumer Staples	194,902	194,902	—	—
Energy	186,293	186,293	—	—
Financials	2,097,071	2,097,071	—	—
Health Care	1,456,967	1,456,967	—	—
Industrials	1,076,568	1,076,568	—	—
Information Technology	3,109,159	3,109,159	—	—
Market Indices	695,252	695,252	—	—
Materials	388,897	388,897	—	—
TOTAL COMMON STOCKS	$11,201,189	$11,201,189	—	—
REAL ESTATE INVESTMENT TRUST
Financials	177,937	177,937	—	—
TOTAL SECURITIES SOLD SHORT	$(11,379,126)	$(11,379,126)	—	—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Emerging Markets Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$3,906,420	$3,906,420	—	—
Consumer Staples	2,126,853	2,126,853	—	—
Energy	664,137	664,137	—	—
Financials	6,267,245	6,267,245	—	—
Health Care	1,233,569	1,233,569	—	—
Industrials	2,534,544	2,534,544	—	—
Information Technology	5,665,264	5,665,264	—	—
Materials	1,506,254	1,506,254	—	—
Telecommunication Services	1,158,802	1,158,802	—	—
Utilities	778,787	778,787	—	—
TOTAL COMMON STOCKS	$25,841,875	$25,841,875	—	—
TOTAL INVESTMENTS IN
SECURITIES	$25,841,875	$25,841,875	—	—

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Spectra Fund	Common Stocks
Opening balance at November 1, 2014	$2,208,793
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	353,143
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2015	2,561,936
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$353,143

Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2014	$20,225,421
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	1,263,512
Purchases and sales	–
Purchases	13,104,054
Sales	–
Closing balance at April 30, 2015	34,592,987
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$1,263,512

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)

Alger Green Fund	Common Stocks
Opening balance at November 1, 2014	$2,063
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(326)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2015	1,737
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$(326)

Alger Green Fund	Preferred Stocks
Opening balance at November 1, 2014	$57,589
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(9,093)
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2015	48,496
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$(9,093)

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2014	$39,966
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	7,003
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2015	46,969
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$7,003

Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2014	$314,186
Transfers into Level 3	320,069
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	32,736
Purchases and sales	–
Purchases	186,381
Sales	–
Closing balance at April 30, 2015	853,372
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$32,736

Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2014	$25,932
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at April 30, 2015	25,932
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 4/30/2015	$—

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable
	April 30, 2015	Methodology	Input	Input
Alger Spectra Fund
Common Stocks	$ 85,580	Income	Discount Rate	10%
		Approach
Common Stocks	2,476,356	Income	Discount Rate	40%
		Approach
Preferred Stocks	18,943,461	Income	Discount Rate	10%
		Approach
Preferred Stocks	13,104,054	Income	Discount Rate	12%
		Approach
Preferred Stocks	2,545,472	Income	Discount Rate	40%
		Approach
Alger Green Fund
Common Stocks	$ 1,737	Income	Discount Rate	40%
		Approach
Preferred Stocks	48,496	Income	Discount Rate	40%
		Approach
Alger Dynamic Opportunities Fund
Common Stocks	$ 46,969	Income	Discount Rate	10%
		Approach
Preferred Stocks	346,922	Income	Discount Rate	10%
		Approach
Preferred Stocks	186,381	Income	Discount Rate	12%
		Approach
Preferred Stocks	320,069	Income	Discount Rate	15%
		Approach
*Rights	25,932	Cost Approach	Probability of	0%-44%
			Success

*The above amounts exclude $25,932 of investments where the determination of fair value approximates cost without adjustments.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On April 30, 2015, the Alger Emerging Markets Fund transferred $125,968 from Level 2 to
Level 1, utilizing exchange listed prices rather than fair value adjusted prices.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2015, such assets are categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Spectra Fund	$ 3,229,277	$ 3,229,277	—	—
Alger Green Fund	3,249,284	3,249,284	—	—
Alger Analyst Fund	213,958	213,958	—	—
Alger Dynamic Opportunities Fund	14,799,064	14,799,064	—	—
Alger Emerging Markets Fund	798,277	798,277	—	—
Total	$ 21,244,602	$ 21,244,602	—	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2015, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments as of April 30, 2015.

For the six months ended April 30, 2015, Alger Dynamic Opportunities Fund had option purchases of $70,851 and option sales of $48,362 The effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2015, is as follows

THE ALGER FUNDS II
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NET REALIZED LOSS ON INVESTMENTS, OPTIONS
Alger Dynamic Opportunities Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(22,488)
Total	$(22,488)

NOTE 10 — Affiliated Securities:
The securities listed below are deemed to be affiliate’s of the Funds because the Funds or affiliates owned 5% or more of the company’s voting securities during all or part of the six months ended April 30, 2015. Purchase and sale transactions and dividend income earned during the year were as follows:

	Shares/Par			Shares/Par
	at			at		Realized
	October 31, Purchases/		Sales/	April	Dividend	Gain	Value at April
Security	2014	Conversion Conversion		30, 2015	Income	(Loss)	30, 2015

Alger Spectra Fund
Common Stocks
Choicestream, Inc.*	178,292	–	–	178,292	–	–	85,580
Preferred Stocks
Choicestream, Inc.*	5,303,067	–	–	5,303,067	–	–	2,545,472
Prosetta Biosciences,
Inc.*	–	2,912,012	–	2,912,012	–	–	13,104,054
Alger Green Fund
Common Stocks
Choicestream, Inc.*	3,619	–	–	3,619	–	–	85,580
Preferred Stocks
Choicestream, Inc.*	101,034	–	–	101,034	–	–	48,496
Alger Dynamic
Opportunities Fund
Preferred Stocks
Prosetta Biosciences,
Inc.*	41,418	–	–	41,418	–	–	186,381
Tolero
Pharmaceuticals, Inc.*	106,120	–	–	106,120	–	–	320,069

* Non-income producing security.

NOTE 11 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to April
30, 2015 through the issuance date of the Financial Statements. No such events have been identified which require recognition and disclosure.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2014 and ending April 30, 2015.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2014	April 30, 2015	April 30, 2015(a)	April 30, 2015(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$ 1,074.64	$7.00	1.36%
	Hypothetical(c)	1,000.00	1,018.05	6.80	1.36
Class C	Actual	1,000.00	1,070.37	10.83	2.11
	Hypothetical(c)	1,000.00	1,014.33	10.54	2.11
Class I	Actual	1,000.00	1,074.64	6.89	1.34
	Hypothetical(c)	1,000.00	1,018.15	6.71	1.34
Class Z	Actual	1,000.00	1,075.65	5.40	1.05
	Hypothetical(c)	1,000.00	1,019.59	5.26	1.05

Alger Green Fund
Class A	Actual	$1,000.00	$ 1,054.16	$6.52	1.28%
	Hypothetical(c)	1,000.00	1,018.45	6.41	1.28
Class C	Actual	1,000.00	1,049.83	10.52	2.07
	Hypothetical(c)	1,000.00	1,014.53	10.34	2.07
Class I	Actual	1,000.00	1,054.25	6.52	1.28
	Hypothetical(c)	1,000.00	1,018.45	6.41	1.28

Alger Analyst Fund
Class A	Actual	$1,000.00	$ 1,050.41	$6.91	1.36%
	Hypothetical(c)	1,000.00	1,018.05	6.80	1.36
Class C	Actual	1,000.00	1,046.80	9.90	1.95
	Hypothetical(c)	1,000.00	1,015.12	9.74	1.95
Class I	Actual	1,000.00	1,050.21	6.96	1.36
	Hypothetical(c)	1,000.00	1,018.00	6.85	1.36

Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$ 1,031.93	$11.13	2.21%
	Hypothetical(c)	1,000.00	1,013.84	11.03	2.21
Class C	Actual	1,000.00	1,027.96	14.93	2.97
	Hypothetical(c)	1,000.00	1,010.07	14.80	2.97
Class Z	Actual	1,000.00	1,033.18	9.78	1.94
	Hypothetical(c)	1,000.00	1,015.17	9.69	1.94

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2014	April 30, 2015	April 30, 2015(a)	April 30, 2015(b)
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$ 1,036.02	$8.63	1.70%
	Hypothetical(c)	1,000.00	1,016.31	8.55	1.70
Class C	Actual	1,000.00	1,031.42	12.39	2.45
	Hypothetical(c)	1,000.00	1,012.60	12.28	2.45
Class I	Actual	1,000.00	1,036.25	8.63	1.70
	Hypothetical(c)	1,000.00	1,016.31	8.55	1.70
Class Z	Actual	1,000.00	1,038.26	6.37	1.25
	Hypothetical(c)	1,000.00	1,018.55	6.31	1.25

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2015	3/30/15
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes —to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you — for all	No	We don’t share
credit card accounts
For nonaffiliates to market to you	No	We don’t share
Question? Call 1-800-342-2186

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as
the following funds: The Alger Funds, The Alger
Funds II, The Alger Institutional Funds, The Alger
Portfolios, and Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.
Other important information

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

THE ALGER FUNDS II
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS II

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

This report is submitted for the general information of the shareholders of The Alger
Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

(This page has been intentionally left blank.)

AFIISAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1) Not applicable
(a)	(2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a)	(3) Not applicable
(b)	Certifications of principal executive officer and principal financial officer as required by rule

30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By: /s/Hal Liebes

Hal Liebes

President

Date: June 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 29, 2015

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 29, 2015